UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 23, 2004
(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	333-103799	42-1579325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We filed a Form 8-K dated November 23, 2004, with regard to the acquisition of Oswego Commons, Edgemont Town Center and University Town Center without the requisite financial information. Accordingly we are filing this Form 8-K/A to include that financial information.

Item 9.01. Financial Statements and Exhibits

  Financial Statements

Index to Financial Statements
Page
Inland Western Retail Real Estate Trust, Inc.:

Consolidated Balance Sheets at September 30, 2004 (unaudited) and December 31, 2003 (audited)	F-1

Consolidated Statements of Operations for the three and nine months ended September 30, 2004, three   months ended September 30, 2003, and the period from March 5, 2003 (inception) through September   30, 2003 (unaudited)

F-3

Consolidated Statement of Stockholders' Equity for the nine month period ended September 30, 2004 (unaudited)	F-4

Consolidated Statements of Cash Flows for nine months ended September 30, 2004, and the period from March 5, 2003 (inception) to September 30, 2003 (unaudited)	F-5

Notes to Consolidated Financial Statements (unaudited)	F-7

Pro Forma Consolidated Balance Sheet (unaudited) at September 30, 2004	F-22

Notes to Pro Forma Consolidated Balance Sheet (unaudited) at September 30, 2004	F-24

Pro Forma Consolidated Statement of Operations (unaudited) for the nine months ended September 30, 2004	F-26

Notes to Pro Forma Consolidated Statement of Operations (unaudited) for the nine months ended September 30, 2004	F-28

Pro Forma Consolidated Statements of Operations (unaudited) for the year ended December 31, 2003	F-32

Notes to Pro Forma Consolidated Statements of Operations (unaudited) for December 31, 2003	F-34

Azalea Square:

Independent Auditor's Report	F-39

  Historical Summary of Gross Income and Direct Operating Expenses for the period from July 4, 2004 (commencement of operations) to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)
F-40

  Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period from July 4, 2003 (commencement of operations) to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)
F-41

The Properties Acquired from Bayer Properties, Inc.:

Independent Auditor's Report	F-43

Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-44

Notes to the Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-45

Denton Town Crossing:

Independent Auditor's Report	F-47

Historical Summary of Gross Income and Direct Operating Expenses for the period from August 11, 2003 to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-48

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period from August 11, 2003 to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-49

The Properties Acquired from Donahue Schriber:

Independent Auditor's Report	F-51

Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-52

Notes to the Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-53

Gurnee Town Centre:

Independent Auditor's Report	F-55

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-56

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-57

Winchester Commons:

Independent Auditor's Report	F-59

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-60

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-61

Mansfield Towne Centre:

Independent Auditor's Report	F-63

  Historical Summary of Gross Income and Direct Operating Expenses for the period from July 23, 2003 (commencement of operations) to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)
F-64

  Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period from July 23, 2003 (commencement of operations) to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)
F-65

Fox Creek Village:

Independent Auditor's Report	F-67

  Historical Summary of Gross Income and Direct Operating Expenses for the period from November 12, 2003 (commencement of operations) to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)
F-68

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period from November 12, 2003 to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-69

Gateway Pavilion:

Independent Auditor's Report	F-71

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-72

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-73

Northwoods Shopping Center:

Independent Auditor's Report	F-75

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-76

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-77

Oswego Commons:

Independent Auditor's Report	F-79

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-80

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-81

Lake Mary Pointe:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-83

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-84

Publix Center - Mt. Pleasant:

Historical Summary of Gross Income and Direct Operating Expenses for the period from April 18, 2004 (commencement of operations) to September 30, 2004 (unaudited)	F-85

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period from April 18, 2004 (commencement of operations) to September 30, 2004 (unaudited)	F-86

Five Forks:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-87

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-88

Shops at Forest Commons:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-89

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-90

Gateway Station:

Historical Summary of Gross Income and Direct Operating Expenses for the period from June 21, 2004 (commencement of operations) to September 30, 2004 (unaudited)	F-91

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period from June 21, 2004 (commencement of operations) to September 30, 2004 (unaudited)	F-92

Inland Western Retail Real Estate Trust, Inc.:

Report of Independent Registered Public Accounting Firm	F-93

Consolidated Balance Sheet at December 31, 2003 (audited)	F-94

Consolidated Statement of Operations for the period from March 5, 2003 (inception) through December 31, 2003 (audited)	F-96

Consolidated Statement of Stockholders' Equity for the period from March 5, 2003 (inception) to December 31, 2003 (audited)	F-97

Consolidated Statement of Cash Flows for the period from March 5, 2003 (inception) to December 31, 2003 (audited)	F-98

Notes to Consolidated Financial Statements (audited)	F-100

Real Estate and Accumulated Depreciation (Schedule III)	F-113

  SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Principal Accounting Officer
Date:	November 23, 2004

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Consolidated Balance Sheets

  September 30, 2004 and December 31, 2003

  (Dollars in thousands, except per share amounts)

  Assets
	September 30, 2004
	(unaudited)	December 31, 2003
Investment properties:
Land	$376,290	$36,280
Building and other improvements	1,614,585	86,440

	1,990,875	122,720
Less accumulated depreciation	(19,441)	(141)

Net investment properties	1,971,434	122,579

Cash and cash equivalents (including cash held by management company of $0 and $239 as of September 30, 2004 and December 31, 2003, respectively)	280,414	64,381
Restricted cash (Note 2)	80,094	-
Investment in marketable securities and treasury contracts (Note 2)	1,566	-
Investment in unconsolidated joint venture (Note 9)	5,782	-
Restricted escrows (Note 2)	67,874	-
Accounts and rents receivable (net of allowance of $146 and $0 as of September 30, 2004 and December 31, 2003, respectively)	11,683	1,148
Due from affiliates (Note 3)	1,572	919
Notes receivable (Note 6)	28,419	7,552
Acquired in-place lease intangibles (net of accumulated amortization of $5,545 and $52 as of September 30, 2004 and December 31, 2003, respectively)	148,597	8,754
Acquired above market lease intangibles (net of accumulated amortization of $1,852 and $5 as of September 30, 2004 and December 31, 2003, respectively)	37,578	1,590
Loan fees, leasing fees and loan fee deposits (net of accumulated amortization of $1,235 and $25 as of September 30, 2004 and December 31, 2003, respectively)	14,118	3,998
Other assets	23,021	1,181

Total assets	$2,672,152	$212,102

  See accompanying notes to consolidated financial statements.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Consolidated Balance Sheets
  (continued)

  September 30, 2004 and December 31, 2003
  (Dollars in thousands, except per share amounts)

  Liabilities and Stockholders' Equity
	September 30, 2004
	(unaudited)	December 31, 2003
Liabilities:
Mortgages and notes payable (Note 7)	$1,141,248	$29,627
Accounts payable	1,352	150
Accrued offering costs due to affiliates	3,502	1,369
Accrued interest payable	2,947	-
Tenant improvements payable	3,605	5
Accrued real estate taxes	10,529	1,392
Distributions payable	7,187	928
Security deposits	2,195	108
Line of credit (Note 8)	-	5,000
Prepaid rental income and other liabilities	3,717	179
Advances from sponsor (Note 3)	2,869	1,203
Acquired below market lease intangibles (net of accumulated amortization of $2,660 and $15 as of September 30, 2004 and December 31, 2003, respectively)	70,356	5,910
Restricted cash liability (Note 2)	80,094	-
Due to affiliates	778	2,502

Total liabilities	1,330,379	48,373

Minority interests	68,783	-

Stockholders' equity:
Preferred stock, $.001 par value, 10,000 shares authorized, none outstanding	-	-
Common stock, $.001 par value, 250,000 shares authorized, 146,284 and 18,737 shares issued and outstanding as of September 30, 2004 and December 31, 2003, respectively	146	19
Additional paid-in capital (net of offering costs of $159,234 and $22,145 as of September 30, 2004 and December 31, 2003, respectively, of which $119,656 and $16,860 was paid or accrued to affiliates as of September 30, 2004 and December 31, 2003, respectively)	1,304,817	165,169
Accumulated distributions in excess of net income(loss)	(32,177)	(1,459)
Accumulated other comprehensive income	204	-

Total stockholders' equity	1,272,990	163,729
Commitments and contingencies (Note 12)
Total liabilities and stockholders' equity	$2,672,152	$212,102

  See accompanying notes to consolidated financial statements.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Consolidated Statements of Operations

  For the three and nine months ended September 30, 2004, three months ended September 30, 2003 and the period from March 5, 2003 (inception) through September 30, 2003
  (Dollars in thousands, except per share amounts)
  (unaudited)
	Three months ended	Three months ended	Nine months ended	Period from March 5, 2003 (inception) through
	September 30, 2004	September 30, 2003	September 30, 2004	September 30, 2003
Revenues:
Rental income	$33,519	$-	$56,405	$-
Tenant recovery income	7,002	-	12,802	-
Other property income	265	-	560	-

Total revenues	40,786	-	69,767	-

Expenses:
General and administrative expenses to affiliates	449	12	1,304	12
General and administrative expenses to non-affiliates	539	21	1,540	31
Property operating expenses to affiliates	1,693	-	2,848	-
Property operating expenses to non-affiliates	4,116	-	6,612	-
Real estate taxes	4,495	-	7,509	-
Depreciation and amortization	15,575	-	26,003	-

Total expenses	26,867	33	45,816	43

Operating income (loss)	$13,919	$(33)	$23,951	$(43)

Other income	1,413	-	1,886	-
Interest expense	(10,954)	-	(17,964)	-
Realized loss on sale of treasury contracts	(2,004)	-	(3,352)	-
Minority interests	(107)	-	(107)	-

Net income (loss)	$2,267	$(33)	$4,414	$(43)

  See accompanying notes to consolidated financial statements.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Consolidated Statements of Operations

  For the three and nine months ended September 30, 2004, three months ended September 30, 2003 and the period from March 5, 2003 (inception) through September 30, 2003
  (Dollars in thousands, except per share amounts)

  (unaudited)
	Three months ended	Three months ended	Nine months ended	Period from March 5, 2003 (inception) through
	September 30, 2004	September 30, 2003	September 30, 2004	September 30, 2003
Other comprehensive income:
Unrealized gain on investment securities	157	-	204	-
Comprehensive income (loss)	$2,424	$(33)	$4,618	$(43)

Net income(loss) per common share, basic and diluted	$.02	$(1.65)	$.06	$(2.15)
Weighted average number of common shares outstanding, basic and diluted	112,887	20	70,052	20

  See accompanying notes to consolidated financial statements

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Consolidated Statement of Stockholders' Equity

  For the nine month period ended September 30, 2004
  (Dollars in thousands, except per share amounts)
  (unaudited)
	Number of Shares	Common Stock	Additional Paid-in Capital	Accumulated Distributions in excess of Net Income (Loss)	Accumulated Other Comprehensive Income	Total

Balance at December 31, 2003	18,737	$19	$165,169	$(1,459)	$-	$163,729

Net income	-	-	-	4,414	-	4,414
Unrealized gain on investment securities	-	-	-	-	204	204
Distributions declared	-	-	-	(35,132)	-	(35,132)
Proceeds from offering	125,930	126	1,258,654	-	-	1,258,780
Offering costs	-	-	(137,089)	-	-	(137,089)
Proceeds from dividend reinvestment program	1,617	1	15,360	-	-	15,361
Forgiveness of affiliate debt	-	-	2,369	-	-	2,369
Issuance of stock options and discounts on shares issued to affiliates	-	-	354	-	-	354

Balance at September 30, 2004	146,284	$146	$1,304,817	(32,177)	$204	$1,272,990

  See accompanying notes to consolidated financial statements.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Consolidated Statements of Cash Flows

  For the nine months ended September 30, 2004 and the period from March 5, 2003 (inception)
  through September 30, 2003.
  (Dollars in thousands, except per share amounts)

  (unaudited)
	Nine months ended	Period from March 5, 2003 (inception) through
	September 30, 2004	September 30, 2003
Cash flows from operations:
Net income (loss)	$4,414	$(43)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	19,300	-
Amortization	6,703	-
Amortization of acquired above market leases	1,847	-
Amortization of acquired below market leases	(2,645)	-
Rental income under master leases	892	-
Straight line rental income	(1,970)	-
Straight line lease expense	301	-
Minority interests	107	-
Issuance of stock options and discount on shares issued to affiliates	354	4
Realized loss on sale of treasury contracts	3,352	-
Changes in assets and liabilities:
Accounts and rents receivable net of change in allowance of $146 and $0 for September 30, 2004 and September 30, 2003, respectively.	(8,565)	-
Other assets	(2,791)	(50)
Accounts payable	1,202	-
Accrued interest payable	2,947	-
Accrued real estate taxes	9,189	-
Security deposits	2,087	-
Prepaid rental and recovery income and other liabilities	3,237	-
Net cash flows provided by (used in) operating activities	39,961	(89)
Cash flows used in investing activities:
Purchase of investment securities and treasury contracts	(4,714)	-
Restricted escrows	(67,874)	-
Purchase of investment properties	(1,843,474)	-
Acquired in-place lease intangibles	(145,336)	-
Acquired above market leases	(37,835)	-
Acquired below market leases	67,091	-
Contributions from minority interest-joint ventures	68,676	-
Purchase of unconsolidated joint ventures	(5,782)	-
Payment of leasing fees	(623)	-
Tenant improvements payable	3,079	-
Other assets	(19,049)	-
Funding of notes receivable	(28,419)	-
Due to affiliates	(1,724)	14
Net cash flows (used in) provided by investing activities	(2,015,984)	14

  See accompanying notes to financial statements

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Consolidated Statements of Cash Flows

  For the nine months ended September 30, 2004 and the period from March 5, 2003 (inception)
  through September 30, 2003.
  (Dollars in thousands, except per share amounts)

  (unaudited)
	Nine months ended	Period from March 5, 2003 (inception) through
	September 30, 2004	September 30, 2003
Cash flows from financing activities:
Proceeds from offering	$1,258,780	$200
Proceeds from the dividend reinvestment program	15,361	-
Payment of offering costs	(134,956)	(1,038)
Proceeds from mortgage debt and notes payable	1,094,146	-
Principal payments on mortgage debt	(77)	-
Proceeds from unsecured line of credit	165,000	-
Payoff of unsecured line of credit	(170,000)	-
Loan fees and deposits	(10,707)	-
Distributions paid	(28,873)	-
Due from affiliates	1,013	-
Advances from advisor	-	1,113
Forgiveness of affiliate debt	2,369	-
Net cash flows provided by financing activities	2,192,056	275

Net increase in cash and cash equivalents	216,033	200
Cash and cash equivalents, at beginning of period	64,381	-
Cash and cash equivalents, at end of period	$280,414	$200
Supplemental disclosure of cash flow information:
Cash paid for interest	$15,017	$-

Restricted cash	$(80,094)	$-
Restricted cash liability	80,094	-

Due from sponsor	$(1,567)	-
Due to sponsor	1,567	-

Supplemental schedule of non-cash investing and financing activities:
Purchase of investment properties	$(1,872,247)	$-
Assumption of mortgage debt	17,552	-
Write-off of acquisition reserve	521	-
Purchase price adjustments	3,148	-
Conversion of mortgage receivable to investment property	7,552	-
	$(1,843,474)	$-
Distributions payable	$7,187	$-
Accrued offering costs payable	$3,502	$295

  See accompanying notes to financial statements

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  September 30, 2004

  (1)  Organization and Basis of Accounting

  Inland Western Retail Real Estate Trust, Inc. (the "Company") was formed on March 5, 2003 to acquire and manage a diversified portfolio of real estate, primarily multi-tenant shopping centers. The Advisory Agreement provides for Inland Western Retail Real Estate Advisory Services, Inc. (the "Business Manager" or "Advisor"), an Affiliate of the Company, to be the Business Manager or Advisor to the Company. On September 15, 2003, the Company commenced an initial public offering of up to 250,000,000 shares of common stock at $10 each and the issuance of 20,000,000 shares at $9.50 each which may be distributed pursuant to the Company's distribution reinvestment program. The Company has also registered with the Securities and Exchange Commission for another public offering of up to 250,000,000 shares of common stock at $10 each and up to 20,000,000 shares at $9.50 each pursuant to the distribution reinvestment program which is not effective as of November 5, 2004.

  The Company is qualified and has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended, for federal income tax purposes commencing with the tax year ending December 31, 2003. Since the Company qualifies for taxation as a REIT, the Company generally will not be subject to federal income tax to the extent it distributes at least 90% of its REIT taxable income to its stockholders. If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to federal income tax on its taxable income at regular corporate tax rates. Even if the Company qualifies for taxation as a REIT, the Company may be subject to certain state and local taxes on its income and property and federal income and excise taxes on its undistributed income.

  The Company provides the following programs to facilitate investment in the Company's shares and to provide limited liquidity for stockholders.

  The Company allows stockholders who purchase shares in the offering to purchase additional shares from the Company by automatically reinvesting distributions through the distribution reinvestment program ("DRP"), subject to certain share ownership restrictions. Such purchases under the DRP are not subject to selling commissions or the marketing contribution and due diligence expense allowance, and are made at a price of $9.50 per share.

  The Company will repurchase shares under the share repurchase program ("SRP"), if requested, at least once quarterly on a first-come, first-served basis, subject to certain restrictions. Subject to funds being available, the Company will limit the number of shares repurchased during any calendar year to 5% of the weighted average number of shares outstanding during the prior calendar year. Funding for the SRP will come exclusively from proceeds that the Company receives from the sale of shares under the DRP and such other operating funds, if any, as the Company's board of directors, at its sole discretion, may reserve for this purpose. The board, at its sole discretion, may choose to terminate the share repurchase program after the end of the offering period, or reduce the number of shares purchased under the program, if it determines that the funds allocated to the SRP are needed for other purposes, such as the acquisition, maintenance or repair of properties, or for use in making a declared distribution. A determination by the board to eliminate or reduce the share repurchase program will require the unanimous affirmative vote of the independent directors. As of September 30, 2004, no shares have been repurchased by the Company.

  The accompanying Consolidated Financial Statements include the accounts of the Company, as well as all wholly owned subsidiaries and consolidated joint venture investments. Wholly owned subsidiaries generally consist of limited liability companies (LLC's) and limited partnerships (LP's). The effects of all significant intercompany transactions have been eliminated.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  (continued)

  The Company would consolidate certain property holding entities and other subsidiaries that it owns less than a 100% equity interest if the entity is a variable interest entity ("VIE") and it is the primary beneficiary (as defined in FASB Interpretation 46(R) Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51, as revised ("FIN 46(R)")). For joint ventures that are not variable interest entities (VIE's) of which the Company owns less than 100% of the equity interest, the Company consolidates the property if it receives substantially all of the economics or has the direct or indirect ability to make major decisions. Major decisions are defined in the respective joint venture agreements and generally include participating and protective rights such as decisions regarding major leases, encumbering the entities with debt and whether to dispose of the entities.

  The Company has a 95% ownership interest in the LLC's which own Gateway Village, Boulevard at the Capital Centre, Towson Circle, Reisterstown Road Plaza and Tollgate Marketplace, however, the Company shares equally in major decisions. These entities are considered VIE's as defined in FIN 46(R) and the Company is considered the primary beneficiary. Therefore these entities are consolidated by the Company and the 5% outside ownership interest is reflected as minority interest in the accompanying Consolidated Financial Statements.

  (2)  Summary of Significant Accounting Policies

  The accompanying Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. Readers of this Quarterly Report should refer to the audited financial statements of Inland Western Retail Real Estate Trust, Inc. for the fiscal year ended December 31, 2003, which are included in the Company's 2003 Annual Report, as certain footnote disclosures contained in such audited financial statements have been omitted from this Report.

  Certain reclassifications have been made to the 2003 financial statements to conform to the 2004 presentations.

  The Company classifies its investment in securities in one of three categories: trading, available-for-sale, or held-to-maturity. Trading securities are bought and held principally for the purpose of selling them in the near term. Held-to-maturity securities are those securities in which the Company has the ability and intent to hold the security until maturity. All securities not included in trading or held-to-maturity are classified as available for sale. Investment in securities at September 30, 2004 consists of common stock investments and is classified as available-for-sale securities and is recorded at fair value. Unrealized holding gains and losses on available-for-sale securities are excluded from earnings and reported as a separate component of other comprehensive income until realized. Realized gains and losses from the sale of available-for-sale securities are determined on a specific identification basis. A decline in the market value of any available-for-sale security below cost that is deemed to be other than temporary, results in a reduction in the carrying amount to fair value. The impairment is charged to earnings and a new costs basis for the security is established. To determine whether an impairment is other than temporary, the Company considers whether it has the ability and intent to hold the investment until a market price recovery and considers whether evidence indicating the cost of the investment is recoverable outweighs evidence to the contrary. Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the impairment, changes in value subsequent to year end and forecasted performance of the investee. Of the investment securities held on September 30, 2004, the Company has accumulated other comprehensive income of $204,393. The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents and are carried at cost, which approximates market.

  The Company enters into interest rate futures contracts or treasury contracts as a means of reducing exposure to rising interest rates. At inception, contracts are evaluated in order to determine if they will qualify for hedge accounting treatment and will be accounted for either on a deferral, accrual or market value basis depending on the nature of the hedge strategy and the method used to account for the hedged item. Hedge criteria include demonstrating the manner in

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  (continued)

  which the hedge will reduce risk, identifying the specific asset, liability or firm commitment being hedged, and citing the time horizon being hedged.

  During the third quarter of 2004, the Company entered into treasury contracts with a futures commission merchant with yields ranging from 3.27% to 3.40% for 5 year treasury contracts and 4.0% to 4.3% for 10 year treasury contracts. The amount on deposit for these treasury contracts was $3,712,900. On September 30, 2004, the treasury contracts had a liquidation value of $361,186 resulting in a loss of $3,351,714. As these treasury contracts are not offsetting future commitments and therefore do not qualify as hedges, the net loss is recognized currently in earnings. On October 29, 2004, these treasury contracts were liquidated for a liquidation value of $126,213 resulting in a cumulative realized net loss of $3,586,687.

  The Company allocates the purchase price of each acquired investment property between land, building and improvements, acquired above market and below market leases, in-place lease value, and any assumed financing that is determined to be above or below market terms. In addition, we allocate a portion of the purchase price to the value of the customer relationships and as of September 30, 2004, no cost has been allocated to such relationships. The allocation of the purchase price is an area that requires judgment and significant estimates. The Company uses the information contained in the independent appraisal obtained at acquisition as the primary basis for the allocation to land and building and improvements. The aggregate value of intangibles is measured based on the difference between the stated price and the property value calculated as if vacant. The Company determines whether any financing assumed is above or below market based upon comparison to similar financing terms for similar investment properties. The Company also allocates a portion of the purchase price to the estimated acquired in-place lease costs based on estimated lease execution costs for similar leases as well as lost rent payments during assumed lease-up period when calculating as if vacant fair values. The Company considers various factors including geographic location and size of leased space. The Company also evaluates each acquired lease based upon current market rates at the acquisition date and considers various factors including geographical location, size and location of leased space within the investment property, tenant profile, and the credit risk of the tenant in determining whether the acquired lease is above or below market lease costs. After an acquired lease is determined to be above or below market lease costs, the Company allocates a portion of the purchase price to such above or below acquired lease costs based upon the present value of the difference between the contractual lease rate and the estimated market rate. However, for below market leases with fixed rate renewals, renewal periods are included in the calculation of below market in-place lease values. The determination of the discount rate used in the present value calculation is based upon the "risk free rate." This discount rate is a significant factor in determining the market valuation which requires the Company's judgment of subjective factors such as market knowledge, economics, demographics, location, visibility, age and physical condition of the property.

  The application of the Financial Accounting Standards Board's Statement of Financial Accounting Standards or SFAS Nos. 141 and 142 resulted in the recognition upon acquisition of additional intangible assets and liabilities relating to real estate acquisitions during the quarter ended September 30, 2004. The portion of the purchase price allocated to acquired above market lease costs and acquired below market lease costs are amortized on a straight line basis over the life of the related lease as an adjustment to rental income and over the respective renewal period for below market lease costs with fixed rate renewals. Amortization pertaining to the above market lease costs of $1,033,930 was applied as a reduction to rental income for the three months ended September 30, 2004 and $1,847,107 for the nine months ended September 30, 2004. Amortization pertaining to the below market lease costs of $1,742,220 was applied as an increase to rental income for the three months ended September 30, 2004 and $2,644,833 for the nine months ended September 30, 2004.

  The portion of the purchase price allocated to acquired in-place lease intangibles is amortized on a straight line basis over the life of the related lease. The Company incurred amortization expense pertaining to acquired in-place lease intangibles of $3,198,593 for the three month period ended September 30, 2004 and $5,492,587 for the nine month period ended September 30, 2004.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  (continued)

  The following table presents the amortization during the next five years related to the acquired in-place lease intangibles, acquired above market lease costs and the below market lease costs for properties owned at September 30, 2004.
	October 1, 2004 through December 31,
Amortization of:	2004	2005	2006	2007	2008	Thereafter

Acquired above
market lease costs	$(1,248,545)	(4,978,152)	(4,796,242)	(3,982,664)	(3,737,860)	(18,834,489)

Acquired below
market lease costs	1,958,637	7,650,263	7,056,626	6,459,045	5,818,709	41,413,189

Net rental income
increase	$710,092	2,672,111	2,260,384	2,476,381	2,080,849	22,578,700

Acquired in-place lease
intangibles	$3,832,781	15,331,125	15,331,125	15,331,125	15,331,125	83,439,574

  In conjunction with certain acquisitions, the Company receives payments under master lease agreements pertaining to certain, non-revenue producing spaces either at the time of, or subsequent to, the purchase of some of the Company's properties. Upon receipt of the payments, the receipts are recorded as a reduction in the purchase price of the related properties rather than as rental income. These master leases were established at the time of purchase in order to mitigate the potential negative effects of loss of rent and expense reimbursements. Master lease payments are received through a draw of funds escrowed at the time of purchase and may cover a period from three months to three years. These funds may be released to either the Company or the seller when certain leasing conditions are met. Restricted cash includes funds received by third party escrow agents from sellers pertaining to master lease agreements. The Company records the third party escrow funds as both an asset and a corresponding liability, until certain leasing conditions are met.

  The Company accrues lease termination income if there is a signed termination agreement, all of the conditions of the agreement have been met, and the tenant is no longer occupying the property.

  Restricted escrows primarily consist of lenders' restricted escrows and earnout escrows. Earnout escrows are established upon the acquisition of certain investment properties for which the funds may be released to the seller when certain leasing conditions have been met.

  Notes receivable relate to real estate financing arrangements and bear interest at a market rate based on the borrower's credit quality and are recorded at face value. Interest is recognized over the life of the note. The Company requires collateral for the notes.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  (continued)

  A note is considered impaired pursuant to SFAS No. 114, Accounting by Creditors for Impairment of a Loan. Pursuant to SFAS No. 114, a note is impaired if it is probable that the Company will not collect all principal and interest contractually due. The impairment is measured based on the present value of expected future cash flows discounted at the note's effective interest rate. The Company does not accrue interest when a note is considered impaired. When ultimate collectibility of the principal balance of the impaired not is in doubt, all cash receipts on impaired notes are applied to reduce the principal amount of such notes until the principal has been recovered and are recognized as interest income, thereafter.

  The carrying amount of the Company's debt approximates fair value. The carrying amount of the Company's other financial instruments approximate fair value because of the relatively short maturity of these instruments.

  (3)  Transactions with Affiliates

  The Business Manager or Advisor contributed $200,000 to the capital of the Company for which it received 20,000 shares of common stock.

  As of September 30, 2004 and December 31, 2003, the Company had incurred $159,233,813 and $22,144,814 of offering costs, of which $119,656,429 and $16,859,779, respectively, were paid or accrued to affiliates. Pursuant to the terms of the offering, the Business Manager or Advisor has guaranteed payment of all public offering expenses (excluding sales commissions and the marketing contribution and the due diligence expense allowance) in excess of 5.5% of the gross proceeds of the offering or all organization and offering expenses (including selling commissions) which together exceed 15% of gross proceeds. As of September 30, 2004 and December 31, 2003, offering costs did not exceed the 5.5% and 15% limitations. The Company anticipates that these costs will not exceed these limitations upon completion of the offering.

  The Company pays an advisor asset management fee of not more than 1% of the average assets. Average asset value is defined as the average of the total book value, including acquired intangibles, of the Company's real estate assets plus the Company's loans receivable secured by real estate, before reserves for depreciation, reserves for bad debt or other similar non-cash reserves. The Company computes the average assets by taking the average of these values at the end of each month for which the fee is being calculated. The fee is payable quarterly in an amount equal to 1/4 of 1% of average assets as of the last day of the immediately preceding quarter. For any year in which the Company qualifies as a REIT, the advisor must reimburse the Company for the following amounts if any: (1) the amounts by which total operating expenses, the sum of the advisor asset management fee plus other operating expenses, paid during the previous fiscal year exceed the greater of: (i) 2% of average assets for that fiscal year, or (ii) 25% of net income for that fiscal year; plus (2) an amount, which will not exceed the advisor asset management fee for that year, equal to any difference between the total amount of distributions to stockholders for that year and the 6% minimum annual return on the net investment of stockholders. The Company neither paid nor accrued such fees because the Advisor agreed to forego such fees for the nine months ended September 30, 2004.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  (continued)

  The Business Manager or Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of the Business Manager or Advisor and its affiliates relating to the offering. In addition, an affiliate of the Business Manager or Advisor is entitled to receive selling commissions, and the marketing contribution and due diligence expense allowance from the Company in connection with the offering. Such costs are offset against the stockholders' equity accounts. Such costs totaled $119,656,429 as of September 30, 2004, of which $3,502,335 was unpaid at September 30, 2004.

  The Business Manager or Advisor and its affiliates are entitled to reimbursement for general and administrative costs relating to the Company's administration. Such costs are included in general and administrative expenses to affiliates, in addition to costs that were capitalized pertaining to property acquisitions. For the three month period ended September 30, 2004 and the nine month period ended September 30, 2004, the Company incurred $466,359 and $1,103,717 of these costs, respectively, of which $778,277 remained unpaid as of September 30, 2004 and are included in due to affiliates on the Consolidated Balance Sheets.

  An affiliate of the Business Manager or Advisor provides loan servicing to the Company for an annual fee. The agreement allows for annual fees totaling .03% of the first $1 billion in mortgage balance outstanding and .01% of the remaining mortgage balances, payable monthly. Such fees totaled $42,703 for the three months ended September 30, 2004 and $63,978 for the nine months ended September 30, 2004, respectively.

  The Company used the services of an affiliate of the Business Manager or Advisor to facilitate the mortgage financing that the Company obtained on some of the properties purchased. The Company pays the affiliate .02% of the principal amount of each loan obtained on the Company's behalf. Such costs are capitalized as loan fees and amortized over the respective loan term. For the three months ended September 30, 2004 and for the nine months ended September 30, 2004, the Company paid loan fees totaling $1,119,944 and $2,241,986 to this affiliate, respectively.

  The property managers, entities owned principally by individuals who are affiliates of the Business Manager or Advisor, are entitled to receive property management fees totaling 4.5% of gross operating income, for management and leasing services. The Company incurred property management fees of $1,693,155 and $2,847,427 for the three and nine months ended September 30, 2004, respectively. None remained unpaid as of September 30, 2004.

  The Company established a discount stock purchase policy for affiliates of the Company and the Business Manager or Advisor that enables the affiliates to purchase shares of common stock at a discount at either $8.95 or $9.50 per share depending on when the shares are purchased. The Company sold 19,735 and 530,574 shares of common stock to affiliates and recognized an expense related to these discounts of $16,174 and $352,303 for the three and nine months ended September 30, 2004, respectively.

  As of September 30, 2004 and December 31, 2003 the Company was due funds from affiliates in the amount of $1,571,960 and $918,750, respectively which is comprised of $1,567,481 and $845,000, respectively, which is due from the sponsor for reimbursement of a portion of distributions paid in 2004. The remaining $4,479 and $73,750 as of September 30, 2004 and December 31, 2003, respectively is due from an affiliate for costs paid on their behalf by the Company. The sponsor has agreed to advance funds to the Company for a portion of distributions paid to the Company's shareholders until funds available for distributions are sufficient to cover the distributions. The sponsor forgave $2,369,139 of these amounts during the second quarter of 2004 and these funds are no longer due and are recorded as a contribution to capital in the accompanying Consolidated Financial Statements. As of September 30, 2004 the Company owed funds to the sponsor in the amount of $2,868,666 for repayment of the funds advanced for payment of distributions.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Notes to Consolidated Financial Statements
   (continued)

  As of September 30, 2004 and December 31, 2003 the Company owed funds to an affiliate in the amount of $0 and $2,154,158, respectively, for the reimbursement of costs paid by the affiliate on behalf of the Company. The amount due at December 31, 2003 was repaid during 2004.

  (4)  Stock Option Plan

  The Company has adopted an Independent Director Stock Option Plan which, subject to certain conditions, provides for the grant to each independent director of an option to acquire 3,000 shares following their becoming a director and for the grant of additional options to acquire 500 shares on the date of each annual stockholders' meeting. The options for the initial 3,000 shares are exercisable as follows: 1,000 shares on the date of grant and 1,000 shares on each of the first and second anniversaries of the date of grant. The subsequent options will be exercisable on the second anniversary of the date of grant. The initial options will be exercisable at $8.95 per share. The subsequent options will be exercisable at the fair market value of a share on the last business day preceding the annual meeting of stockholders. As of September 30, 2004 and December 31, 2003 we have issued 3,500 and 3,000 options, respectively, to acquire shares to each of our independent directors, for a total of 17,500 and 15,000 options, of which none have been exercised or expired.

  (5) Leases

  Master Lease Agreements

  In conjunction with certain acquisitions, the Company received payments under master lease agreements pertaining to certain non-revenue producing spaces at the time of purchase, for periods ranging from three months to three years after the date of purchase or until the spaces are leased. As these payments are received, they are recorded as a reduction in the purchase price of the respective property rather than as rental income. The cumulative amount of such payments was $891,982 as of September 30, 2004.

  Operating Leases

  Minimum lease payments to be received under operating leases, excluding rental income under master lease agreements and assuming no expiring leases are renewed, are as follows:

Minimum Lease
Payments
2004	$91,591,315*
2005	146,904,527
2006	140,787,601
2007	133,105,552
2008	125,444,736
Thereafter	766,271,796
Total	$1,404,105,527

  * For the twelve month period from January 1, 2004 through December 31, 2004.

  The remaining lease terms range from one year to 55 years. Pursuant to the lease agreements, tenants of the property are required to reimburse the Company for some or all of their pro rata share of the real estate taxes, operating expenses and management fees of the properties. Such amounts are included in tenant recovery income.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  (continued)

  Ground Leases

  The Company leases land under noncancelable operating leases at certain of the properties expiring in various years from 2028 to 2096. For the three months and the nine months ended September 30, 2004, ground lease rent was $478,995 and $510,245, respectively. Minimum future rental payments to be paid under the ground leases are as follows:

Minimum Lease
Payments
2004	$1,021,807
2005	2,661,464
2006	2,662,605
2007	2,663,811
2008	2,665,086
Thereafter	286,655,032
Total	$298,329,805

  * For the twelve month period from January 1, 2004 through December 31, 2004.

  (6) Notes Receivable

  The notes receivable balance of $28,419,189 as of September 30, 2004 consisted of two installment notes, one from Newman Development Group of Gilroy, LLC (Gilroy) and one from Newman Development Group of Richland, LLC (Richland) that mature on July 15, 2005 and August 15, 2005, respectively. These notes are secured by first mortgages on Pacheco Pass Shopping Center and Quakertown Shopping Center, respectively and are guaranteed personally by the owners of Gilroy and Richland. Interest only is due in advance on the first of each month at a rate of 6.993% per annum for Gilroy and 7.5572% per annum for Richland. Upon closing, an interest reserve escrow totaling three months of interest payments was established for both notes.

  The notes receivable balance of $7,552,155 as of December 31 2003 consisted of an installment note from Fourth Quarter Properties XIV, LLC (Fourth) that matured on January 15, 2004. This installment note was secured by a 49% interest in Fourth, which owned the remaining portion of the Newnan Crossing shopping center and was also guaranteed personally by the owner of Fourth. Interest only at a rate of 7.6192% per annum was due on the note. The installment note was advanced to Fourth in contemplation of the Company purchasing the remaining portions of Newnan Crossing. The Company did not call the note on January 15, 2004 and subsequently purchased the property on February 13, 2004 at which time the note was paid in full by Fourth as a credit to the purchase price of the property.

  (7) Mortgages and Note Payable

  Mortgage loans outstanding as of September 30, 2004 were $1,140,741,763, of which $1,014,708,763 had fixed rates ranging from 3.96% to 6.20% and a weighted average interest rate of 4.68% at September 30, 2004. The remaining $126,033,000 represented variable rate loans with a weighted average interest rate of 2.85% at September 30, 2004. Retail properties with a net carrying value of $1,861,465,315 at September 30, 2004 and related tenant leases are pledged as collateral.

  As of September 30, 2004, scheduled maturities for the Company's outstanding mortgage indebtedness have various due dates through August 2027. At September 30, 2004, the weighted average interest rate on the Company's mortgage debt was 4.48%. With the exception of the mortgage loan on Plaza Santa Fe II, all of the Company's mortgage loans as of

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  (continued)

  September 30, 2004 require monthly payments of interest only and may be prepaid with a penalty after specific lockout periods. The mortgage loan on Plaza Santa Fe II, which was assumed as part of the acquisition of the property on June 1, 2004, requires monthly payments of principal and interest, as well as payments into tax, insurance, and replacement reserve escrows. The loan has no prepayment privileges.

  As part of the Plaza Santa Fe II loan assumption, a promissory note approximating $414,000 was executed between the Company and the seller for the total amount that the seller had paid into escrows under the loan agreement as of the acquisition date. The note bears interest at the rate of prime less 3.00%, payable to the seller upon maturity of the note in 2006. The seller also agreed to fund the Company's monthly required payments into this escrow for a period of two years. Each monthly payment funded by the seller increases the principal balance of the note payable. The outstanding note payable balance at September 30, 2004 is approximately $507,000.

  (8)  Line of Credit

  The Company has an unsecured line of credit arrangement with KeyBank N.A. which matures on December 24, 2004 in the amount of $225,000,000. The funds from this line of credit may be used to provide liquidity from the time a property is purchased until permanent debt is placed on that property. The line of credit requires interest only payments monthly at the rate equal to the London InterBank Offered Rate or LIBOR plus 175 basis points which ranged from 2.94% to 3.56% during the quarter ended September 30, 2004. The Company is also required to pay, on a quarterly basis, an amount ranging from .15% to .30%, per annum, on the average daily undrawn funds under this line. The line of credit requires compliance with certain covenants, such as debt service ratios, minimum net worth requirements, distribution limitations and investment restrictions. In addition to, and in conjunction with these financial covenants, the Company maintains a cash collateral account. Amounts deposited in the cash collateral account provide that loan to value covenants required under the line are not exceeded. Funds may be deposited into and withdrawn from the cash collateral account as the Company's properties are purchased without debt. On September 27, 2004, the outstanding balance of $110,000,000 on this line was repaid resulting in no outstanding balance as of September 30, 2004. As of September 30, 2004, the Company was in compliance with such covenants and no amounts were required to be deposited in the cash collateral account.

  (9)  Investment in Unconsolidated Joint Venture

  On August 11, 2004, CR Investors, LLC, a 100% owned LLC of Reisterstown Plaza Holdings, LLC (a joint venture consolidated by the Company), purchased a 36.5% tenancy in common interest in an apartment complex known as Courthouse Square located in Towson, MD. This investment is accounted for utilizing the equity method of accounting. Under the equity method of accounting, the net equity investment of the Company is reflected on the Consolidated Balance Sheet and the Consolidated Statement of Operations includes the Company's share of net income or loss from the unconsolidated entity.

  (10)  Segment Reporting

  The Company owns and seeks to acquire single-tenant buildings and multi-tenant shopping centers primarily in the western United States. The Company's shopping centers are typically anchored by discount retailers, home improvement retailers, grocery and drugstores complemented with additional stores providing a wide range of other goods and services to shoppers.

  The Company assesses and measures operating results on an individual property basis for each of its properties based on net property operations. Since all of the Company's properties exhibit highly similar economic characteristics, cater to the day-to-day living needs of their respective surrounding communities, and offer similar degrees of risk and opportunities for growth, the properties have been aggregated and reported as one operating segment.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  (continued)

  Net property operations are summarized in the following table for the three and nine months ended September 30, 2004, along with a reconciliation to net income.
	Nine months ended	Three months ended
	September 30, 2004	September 30, 2004
Property rental income and additional property income	$69,766,553	$40,786,027
Total property operating expenses	(16,968,381)	(10,304,035)
Interest expense	(21,315,926)	(12,958,477)

Net property operations	31,482,246	17,523,515

Other income	1,885,751	1,413,350
Less non-property expenses:
General and administrative expenses	(2,843,943)	(988,303)
Depreciation and amortization	(26,003,202)	(15,574,851)
Minority interests	(107,054)	(107,054)

Net income	$4,413,798	$2,266,657

  The following table summarizes property asset information as of September 30, 2004 and December 31, 2003.
	September 30, 2004	December 31, 2003
Total assets:
Shopping centers	$2,301,440,049	$142,804,128
Non-segment assets	370,711,987	69,298,035

	$2,672,152,036	$212,102,163

  The Company does not derive any of its consolidated revenue from foreign countries and does not have any major customers that individually account for 10% or more of the Company's consolidated revenues.

  (11)  Earnings (loss) per Share

  Basic earnings (loss) per share ("EPS") is computed by dividing income by the weighted average number of common shares outstanding for the period (the "common shares"). Diluted EPS is computed by dividing net income (loss) by the common shares plus shares issuable upon exercising options or other contracts. As a result of the net loss incurred in 2003, diluted weighted average shares outstanding do not give effect to common stock equivalents as to do so would be anti-dilutive. As of September 30, 2004, options to purchase 17,500 shares of common stock at an exercise price of $8.95 per share were outstanding. These options were not included in the computation of basic or diluted EPS as the effect would be immaterial.

  The basic and diluted weighted average number of common shares outstanding were 112,887,491 for the three months ended September 30, 2004 and 70,051,926 for the nine months ended September 30, 2004.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  (continued)

  (12)  Commitments and Contingencies

  The purchase and sale contract for Pavilion at King's Grant, provides that if anytime during the period from January 1, 2004 through December 31, 2007 the tenant Toys R' Us should increase its base rent up to a maximum amount of $250,000 and no decrease has occurred in their requirement to pay for a certain percentage of expenses at the property, then the Company would be obligated to pay the seller additional funds related to the purchase based upon an agreed income capitalization formula. The Company has not reserved any funds for this contingency.

  In connection with the purchase of Stony Creek Market Place, the Company is obligated to purchase the seller's interest in the leases if the seller exercises the right to develop and lease a vacant 50,000 square foot pad site within 48 months after the closing date. In connection with the purchase of Newnan Crossing, the Company is obligated to purchase the remaining portion of the shopping center that is currently under construction (Phase III) once construction has been completed and a major tenant has moved in and commenced payment of rent, with the additional purchase price based upon an agreed income capitalization formula. In connection with the purchase of Low Country Village, the Company is obligated to purchase a portion of the shopping center that is currently under construction once construction has been completed and the respective tenants have moved in and commenced payment of rent, with the additional purchase price of the center based upon an agreed income capitalization formula. As part of the commitment to purchase this remaining portion of the shopping center, the Company had deposited $300,000 of earnest money with an escrow agent. In connection with the purchase of Wilshire Plaza III, the Company is obligated to pay the remainder of the purchase price in the amount of $2,967,088 when Kohl's department store has moved in and commenced payment of rent. Also, in conjunction with this purchase, the Company is obligated to fund to Kohl's a second construction payment in the amount $1,164,874 when they have moved in and commenced payment of rent. In connection with the purchase of an interest in the entity that owns Reisterstown Road Plaza, the Company is obligated to pay the remaining purchase price of $11,546,674 if the unfinished space has been built and rented within 24 months of the closing date. In connection with the purchase of Governor's Marketplace, the Company is obligated to pay the remaining purchase price of $4,846,152 if the seller completes the construction and leasing of additional components within 24 months of the closing date. In connection with the purchase of an interest in the entity that owns Boulevard at the Capital Centre, the Company is required to pay the remaining purchase price of $6,947,764 upon completion of the construction and satisfaction of tenant conditions of certain units of the shopping center. The Company has not reserved any funds for these contingencies.

  In connection with the purchase of Eastwood Towne Center, the Company is obligated to pay the remaining purchase price of $3,836,317 once a major tenant's base rent increases upon two shadow anchors' commencement of operations. In connection with the purchase of John's Creek Village, the Company is obligated to pay the remaining purchase price of $13,385,390 if the vacancies have been leased and the respective tenants have moved in and commenced payment of rent within 18 months of the closing date. In connection with the purchase of Davis Towne Crossing, the Company is obligated to pay the remaining purchase price of $1,604,304 if the vacancies have been leased and respective tenants have moved in and commenced payment of rent within 24 months of the initial closing date. In connection with the purchase of Towson Circle, the Company is obligated to pay an additional amount to be determined based upon an agreed income capitalization formula if two spaces that were vacant at closing have been leased within 24 months of the closing date. In connection with the purchase of Forks Town Center, if a certain tenant has moved into its space and is paying rent within 12 months of the original closing, the Company is obligated to pay the remaining purchase of $701,299. The Company has not reserved any funds for these contingencies.

  In conjunction with the financing of Dorman Center on April 20, 2004, the Company was required to obtain a $3.65 million irrevocable letter of credit for a one year period. Once the Company purchases the remaining portion of Dorman Center, and meets certain occupancy requirements, the letter of credit will be released. On July 16, 2004, the Company purchased the remaining portion of Dorman Center. The irrevocable letter of credit is still outstanding as the occupancy requirements had not been met as of November 5, 2004. In conjunction with the financing of John's Creek Village on July

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  (continued)

  2, 2004, the Company was required to obtain a $5.7 million irrevocable letter of credit for a one year period. Once the Company purchases the remaining portion of John's Creek Village, and meets certain occupancy requirements, the letter of credit will be released. The irrevocable letter of credit is still outstanding as the remaining portion of the center had not been purchased as of November 5, 2004.

  In connection with the purchase of Larkspur Landing, the Company assumed a liability in the amount of $1,982,504 for tenant improvements and leasing commission obligations. As of September 30, 2004, the remaining liability after disbursements is $1,303,530.

  The Company is currently considering acquiring 10 properties for an estimated purchase price of $244 million. The Company's decision to acquire each property will generally depend upon no material adverse change occurring relating to the property, the tenants or in the local economic conditions and the Company's receipt of satisfactory due diligence information including appraisals, environmental reports and lease information prior to purchasing the property.

  (13)  Subsequent Events

  The Company issued 29,541,198 shares of common stock from October 1, 2004 through November 5, 2004 in connection with the offering, resulting in gross proceeds of $294,964,519.

  The Company paid distributions of $7,186,753 to its stockholders in October 2004.

  On October 15, 2004, CR Investors, LLC, a 100% owned LLC of Reisterstown Plaza Holdings, LLC (a joint venture consolidated by the Company), purchased a 60.94% interest in an apartment complex known as Cardiff Hall East located in Towson, MD for approximately $2.7 million.

  As of October 31, 2004, Cordish Power Plant Management, LLC, a Maryland limited liability company ("CPP") admitted two new members in exchange for the capital contributions described below that were made on November 5, 2004. CRP Power Plant Investors, LLC, a Maryland limited liability company that is wholly owned by Reisterstown Plaza Holdings, LLC, contributed capital in the amount of $15 million in exchange for a 37.5% member interest in CPP. CGW Power Plant Investors, LLC, a Maryland limited liability company that is wholly owned by Gateway Village Holdings, LLC contributed capital in the amount of $5 million in exchange for a 12.5% member interest in CPP. CPP owns a 99.5% interest in Cordish Power Plant Limited Partnership. Cordish Power Plant Limited Partnership owns a ground lease interest in a mixed use retail/office complex located in the Inner Harbor area of Baltimore, Maryland that is known as The Power Plant. The Power Plant contains approximately 180,000 square feet of space and is 100% leased and occupied.

  As of October 31, 2004, Cordish Power Plant Management Number Two, LLC, a Maryland limited liability company ("CPP2") admitted two new members in exchange for the capital contributions described below that were made on November 5, 2004. CTC Pier IV Investors, LLC, a Maryland limited liability company that is wholly owned by Towson Circle Holdings, LLC contributed capital in the amount of $5 million in exchange for a 16.67% member interest in CPP2. CTOLL Pier IV Investors, LLC, a Maryland limited liability company that is wholly owned by Tollgate Marketplace Holding Company, LLC contributed capital in the amount of $15 million in exchange for a 50.0% member interest in CPP2. CPP2 owns all of the membership interest in Cordish Power Plant Number Two, LLC. Cordish Power Plant Number Two, LLC owns a ground lease interest in a mixed use retail/office complex located in the Inner Harbor area of Baltimore, Maryland that is known as Pier IV Office Building. The Pier IV Office Building contains approximately 120,000 square feet of space and is 100% leased and occupied.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Notes to Consolidated Financial Statements
  (continued)

  The Company has acquired the following properties or joint venture interests in properties during the period October 1 to November 5, 2004. The respective acquisitions are summarized in the table below.

Date		Year	Approximate Purchase Price	Gross Leasable Area
Acquired	Property	Built	($)	(Sq. Ft.)	Major Tenants
10/05/04	Bed, Bath & Beyond Plaza Miami, FL	2004	20,350,000	97,496	Bed, Bath & Beyond, Office Depot, Pier 1 Imports, Party City

10/12/04	The Columns - Phase II Jackson, TN	2004	5,740,596	44,987	Ross Dress for Less, Old Navy

10/18/04	Denton Town Crossing Denton, TX	2003/ 2004	51,236,687	272,722	Oshman's Sporting Goods

10/19/04	Azalea Square Summerville, SC	2004	30,012,525	181,942	T.J. Maxx, Linens 'N Things, Ross Dress for Less, Cost Plus World Market, PETsMART

10/21/04	Lake Mary Pointe Orlando, FL	1999	6,620,000	51,052	Publix

10/25/04	Plaza at Riverlakes Bakersville, CA	2001	17,000,000	102,836	Ralph's Grocery store

10/26/04	Academy Sports Port Arthur, TX	2004	5,000,000	61,001	Academy Sports

10/28/04	Gurnee Town Center Gurnee, IL	2002	44,256,387	179,840	Linens 'N Things, Old Navy, border=0s Books & Music

10/29/04	CVS Pharmacy Sylacauga, AL	2004	3,066,241	10,055	CVS Pharmacy

10/29/04	Academy Sports Midland, TX	2004	4,250,000	61,654	Academy Sports

11/03/04	Mansfield Towne Center Mansfield, TX	2004	16,055,074	111,898	Ross Dress for Less, Staples

11/05/04	Winchester Commons Memphis, TN	1999	13,022,687	93,024	Kroger

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Notes to Consolidated Financial Statements
  (continued)

  The mortgage debt and financings obtained during the period October 1, 2004 to November 5, 2004, are detailed in the list below.

Date Funded	Mortgage Payable	Annual Interest Rate	Maturity Date	Principal Borrowed ($)
10/05/04	The Columns	4.910%	05/01/09	11,423,300

10/06/04	Low Country Village	4.960%	05/01/09	5,370,000

10/08/04	Lincoln Park	4.610%	11/01/09	26,153,000

11/01/04	Academy Sports - Port Arthur, TX	5.120%	11/01/09	2,775,000

11/01/04	Harris Teeter - Wilmington, NC	4.915%	11/01/09	3,960,000

11/04/04	The Columns - Phase II	4.950%	11/01/09	3,442,100

  Inland Western Retail Real Estate Trust, Inc.
  Pro Forma Consolidated Balance Sheet
  September 30, 2004
  (unaudited)

  The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions of the properties and the issuance of the notes receivable had occurred on September 30, 2004.

  This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 2004, nor does it purport to represent our future financial position. No pro forma adjustments have been made for any potential property acquisitions identified as of December 14, 2004. The Company does not consider these properties as probable under Rule 3-14 of Regulation S-X as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of December 14, 2004. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties if and when the Company is prepared to acquire these properties.

  Inland Western Retail Real Estate Trust, Inc.
  Pro Forma Consolidated Balance Sheet
  September 30, 2004
  (unaudited)
	Historical	Pro Forma
	(A)	Adjustments	Pro Forma
Assets

Net investment properties (B)	$1,971,434,000	903,488,000	2,874,922,000
Cash and cash equivalents	280,414,000	46,445,000	326,859,000
Restricted cash	80,094,000	-	80,094,000
Investment in marketable securities and treasury contracts	1,566,000	-	1,566,000
Investment in unconsolidated joint venture	5,782,000	-	5,782,000
Restricted escrows	67,874,000	-	67,874,000
Accounts and rents receivable	11,683,000	-	11,683,000
Due from affiliates	1,572,000	-	1,572,000
Note receivable	28,419,000	3,400,000	31,819,000
Acquired in-place lease intangibles (B) (D)	148,597,000	68,553,000	217,150,000
Acquired above market lease intangibles (B) (D)	37,578,000	997,000	38,575,000
Loan fees, leasing fees and loan fee deposits (G)	14,118,000	(2,182,000)	11,936,000
Other assets (G)	23,021,000	(18,960,000)	4,061,000

Total assets	$2,672,152,000	1,001,741,000	3,673,893,000

Liabilities and Stockholders' Equity

Mortgage and notes payable (B) (E)	1,141,248,000	488,942,000	1,630,190,000
Accounts payable	1,352,000	-	1,352,000
Accrued offering costs to affiliates	3,502,000	-	3,502,000
Accrued interest payable	2,947,000	-	2,947,000
Tenant improvement payable	3,605,000	-	3,605,000
Accrued real estate taxes	10,529,000	-	10,529,000
Distributions payable	7,187,000	-	7,187,000
Security deposits	2,195,000	-	2,195,000
Line of credit	-	-	-
Prepaid rent and other liabilities	3,717,000	-	3,717,000
Advances from sponsor	2,869,000	-	2,869,000
Acquired below market lease intangibles (B) (D)	70,356,000	2,399,000	72,755,000
Restricted cash liability	80,094,000	-	80,094,000
Due to affiliates	778,000	-	778,000

Total liabilities	1,330,379,000	491,341,000	1,821,720,000

Minority interests	68,783,000	-	68,783,000

Common stock (C)	146,000	58,000	204,000
Additional paid-in capital (net of offering costs) (C)	1,304,817,000	510,342,000	1,815,159,000
Accumulated distributions in excess of net loss (F)	(32,177,000)	-	(32,177,000)
Accumulated other comprehensive income	204,000	-	204,000

Total stockholders' equity	1,272,990,000	510,400,000	1,783,390,000

Total liabilities and stockholders' equity	$2,672,152,000	1,001,741,000	3,673,893,000

  See accompanying notes to pro forma consolidated balance sheet.

  Inland Western Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Balance Sheet
  September 30, 2004
  (unaudited)

    The historical column represents our Consolidated Balance Sheet as of September 30, 2004 as filed with the Securities Exchange Commission on Form 10-Q. As of September 30, 2004, the Company had sold 144,628,000 shares to the public and 1,636,000 shares were issued pursuant to the Company's distribution reinvestment program. As a result, the Company received $1,461,206,000 of gross offering proceeds. In addition, the Company received the Advisor's capital contribution of $200,000 for which the Advisor was issued 20,000 shares.

    The pro forma adjustments reflect the acquisition of the following properties. The mortgages payable represent mortgages obtained from a third party, either assumed as part of the acquisition or subsequent to acquisition. No pro forma adjustment has been made for prorations or other closing costs as the amounts are not significant:

	Acquisition Price	Mortgage Payable
Bed, Bath & Beyond Plaza	$20,350,000	11,193,000
The Columns - Phase II	5,741,000	3,442,000
Denton Crossing	53,112,000	35,200,000
Azalea Square	30,013,000	16,535,000
Lake Mary Pointe	6,620,000	3,658,000
Plaza at Riverlakes	17,000,000	-
Academy Sports - Port Arthur	5,000,000	2,775,000
Gurnee Town Centre	44,256,000	-
CVS Pharmacy - Sylacauga	3,066,000	-
Academy Sports - Midland	4,250,000	2,338,000
Mansfield Towne Crossing	16,055,000	10,982,000
Winchester Commons	13,023,000	7,235,000
Kohl's - Wilshire (Final Construction Funding)	4,132,000	-
Publix Center	12,047,000	-
Fox Creek Village	20,883,000	-
Oswego Commons	35,022,000	19,262,000
Zurich Towers	138,000,000	81,420,000
University Town Center	10,569,000	-
Edgemont Town Center	15,639,000	-
Five Forks	8,086,000	-
Placentia Town Center	24,865,000	-
Gateway Station	6,300,000	-
Northwoods Center	13,964,000	-
Shops at Forest Commons	7,505,000	5,250,000
Gateway Pavilions	65,141,000	-
American Express Portfolio	390,000,000	230,100,000

Total	$970,639,000	429,390,000

  Inland Western Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Balance Sheet
  September 30, 2004
  (unaudited)

  Allocation of net investments in properties:
Land	$187,570,000
Building and improvements	715,918,000
Acquired in-place lease intangibles	68,553,000
Acquired above market lease intangibles	997,000
Acquired below market lease intangibles	(2,399,000)
Total	$970,639,000

    Additional offering proceeds of $580,000,000, net of additional offering costs of $69,600,000 are reflected as received as of September 30, 2004, prior to the purchase of the properties and are limited to offering proceeds necessary to acquire the properties and offering proceeds actually received as of December 14, 2004. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

    Acquired intangibles represent above and below market leases and the difference between the property valued with the existing in-place leases and the property valued as if vacant. The value of the acquired leases will be amortized over the lease term.

    Additional mortgages payable of $488,942,000, reflected as funded as of September 30, 2004, includes $429,390,000 of mortgages payable obtained subsequent to the acquisition of the properties described in (B) and $59,552,000 of new financing placed on previously acquired properties.

    No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

    Change in loan fees, leasing fees and loan fee deposits of $2,182,000 represents prepaid loan fees applied to mortgage payables obtained as described in (E). Change in other assets of $18,960,000 represents advance purchase deposits on properties purchased as described in (B) and loan proceeds due from title companies.

  Inland Western Retail Real Estate Trust, Inc.
  Pro Forma Consolidated Statement of Operations
  For the nine months ended September 30, 2004
  (unaudited)

  The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2003 or the date significant operations commenced. No pro forma adjustments have been made for any potential property acquisitions identified as of December 14, 2004. The Company does not consider these properties as probable under Rule 3-14 of Regulation S-X as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of December 14, 2004. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties if and when the Company is prepared to acquire these properties. No pro forma adjustments were made for Eckerd - Greer, Eckerd - Kill Devil Hills, Eckerd - Columbia, Eckerd - Crossville, Kohl's - Wilshire Plaza III, Academy Sports - Houma, The Columns - Phase II, Academy Sports - Port Arthur or Academy Sports - Midland, as the properties were completed in 2004 and there were no significant operations prior to our acquisition. No pro forma adjustments were made related to the Pacheco Pass and Quakertown notes receivable as the properties were completed in 2004 and there were no significant operations prior to our funding of the notes receivable.

  This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2004, nor does it purport to represent our future results of operations.

  Inland Western Retail Real Estate Trust, Inc.
  Pro Forma Consolidated Statement of Operations
  For the nine months ended September 30, 2004 (unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income	$56,405,000	101,347,000	157,752,000
Tenant recovery income	12,802,000	17,093,000	29,895,000
Other property income	560,000	-	560,000

Total revenues	69,767,000	118,440,000	188,207,000

General and administrative expenses	2,844,000	-	2,844,000
Advisor asset management fee (C)	-	-	-
Property operating expenses (F)	16,969,000	29,859,000	46,828,000
Depreciation and amortization (D) (G)	26,003,000	46,903,000	72,906,000

Total expenses	45,816,000	76,762,000	122,578,000

Operating income	23,951,000	41,678,000	65,629,000

Other income	1,886,000	-	1,886,000
Interest expense (H)	(17,964,000)	(35,834,000)	(53,798,000)
Realized loss on sale of treasury contacts	(3,352,000)	-	(3,352,000)
Minority interests	(107,000)	-	(107,000)

Net income (loss)	$4,414,000	5,844,000	10,258,000

Other comprehensive income:
Unrealized gain/loss on investment securities	204,000	-	204,000

Comprehensive income (loss)	$4,618,000	5,844,000	10,462,000

Weighted average number of shares of common stock outstanding, basic and diluted (E)	70,052,000		204,000,000

Net income (loss) per share, basic and diluted (E)	.06		.05

  See accompanying notes to pro forma consolidated statement of operations.

  Inland Western Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the nine months ended September 30, 2004
  (unaudited)

    The historical information represents the historical statement of operations of the Company for the period from January 1, 2004 to September 30, 2004 as filed with the Securities Exchange Commission on Form 10-Q.
    Total pro forma adjustments for acquisitions consummated as of December 14, 2004 are as though the properties were acquired January 1, 2003. No adjustment was made for Eckerd - Greer, Eckerd - Kill Devil Hills, Eckerd - Columbia, Eckerd - Crossville, Kohl's - Wilshire Plaza III, Academy Sports - Houma, The Columns - Phase II, Academy Sports - Port Arthur or Academy Sports - Midland as the properties were completed in 2004 and there were no significant operations prior to our acquisition. No pro forma adjustments were made related to the Pacheco Pass and Quakertown notes receivable as the properties were completed in 2004 and there were no significant operations prior to our funding of the notes receivable.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments

Rental income	$103,033,000	(1,686,000)	101,347,000
Tenant recovery income	17,093,000	-	17,093,000

Total revenues	120,126,000	(1,686,000)	118,440,000

Advisor asset management fee	-	-	-
Property operating expenses	24,570,000	5,289,000	29,859,000
Depreciation and amortization	-	46,903,000	46,903,000
Interest expense	-	35,834,000	35,834,000
Total expenses	24,570,000	88,026,000	112,596,000

Net income (loss)	$95,556,000	(89,712,000)	5,844,000

    Unaudited combined gross income and direct operating expenses based on information provided by the Seller for the following properties:

  Newnan Crossing II, Hickory Ridge, CorWest Plaza, Shoppes at Quarterfield, Larkspur Landing, North Ranch Pavilion, La Plaza Del Norte, MacArthur Crossing, Promenade at Red Cliff, Peoria Crossings, Dorman Center - Phase I, Heritage Towne Crossing, Paradise Valley Marketplace, Best on the Boulevard, Bluebonnet Parc, North Rivers Town Center, Alison's Corner, Arvada Connection and Arvada Marketplace, Eastwood Town Center, Watauga Pavilion, Northpointe Plaza, Plaza Santa Fe II, Pine Ridge Plaza, Huebner Oaks Center, John's Creek Village, Lakewood Towne Center, Shoppes of Prominence Point, Northgate North, Davis Towne Crossing, Fullerton Metrocenter, Low Country Village, The Shops at Boardwalk, Shoppes of Dallas, Cranberry Square, Dorman Center - Phase II, Tollgate Marketplace, Gateway Village, Towson Circle, Gateway Plaza, Plaza at Marysville, Forks Town Center, Reisterstown Road Plaza, Village Shoppes at Simonton, Manchester Meadows, Governor's Marketplace, Mitchell Ranch Plaza, The Columns, Saucon Valley Square, Lincoln Park, Harvest Towne Center, Boulevard at the Capital Centre,, Bed, Bath & Beyond Plaza, Denton Crossing, Azalea Square, Lake Mary Pointe, Plaza at Riverlakes, Gurnee Town Centre, Mansfield Towne Crossing, Winchester Commons, Publix Center, Fox Creek Village, Oswego Commons, University Town Center, Edgemont Town Center, Five Forks, Placentia Town Center, Gateway Station, Northwoods Center, Shops at Forest Commons and Gateway Pavilions.

  Inland Western Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the nine months ended September 30, 2004
  (unaudited)

  Gross rental income based on information provided by tenant net leases for the following properties:

  Wal-Mart Supercenter - Blytheville, Wrangler Company Western Headquarters, Wal-Mart Supercenter - Jonesboro, Harris Teeter - Wilmington, GMAC Insurance, CVS Pharmacy - Sylacauga, Zurich Towers and the American Express portfolio.

    The advisor asset management fee is expected to be subordinated to the shareholders' receipt of a stated return thus no amount is reflected.

    Buildings and improvements will be depreciated on a straight line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements. That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight line basis over the life of the related leases as an adjustment to rental income. Other leasing costs, tenant improvements and in-place lease intangibles will be amortized on a straight line basis over the life of the related leases as a component of amortization expense.

    The pro forma weighted average shares of common stock outstanding for the six months ended September 30, 2004 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

    Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.

    The value of the acquired leases will be amortized over the lease term.

    The pro forma adjustments relating to interest expense were based on the following debt terms:

	Principal	Interest	Maturity
Property	Balance	Rate	Date

Darien Towne Center	16,500,000	4.650%	06/10
CVS Pharmacy - Edmond	1,850,000	4.374%	06/09
CVS Pharmacy - Norman	2,900,000	4.374%	06/09
Newnan Crossing	23,766,100	4.380%	03/09
Shops at Park Place	13,127,000	4.710%	11/08
Pavilion at King's Grant	5,342,000	4.390%	05/09
Shaw's Supermarket - New Britain	6,450,000	4.680%	11/28
Stony Creek Marketplace	14,162,000	4.770%	01/11
CorWest Plaza	18,150,000	4.560%	02/09
Hickory Ridge	23,650,000	4.531%	02/09
Larkspur Landing	33,630,000	4.450%	02/09
North Ranch Pavilion	10,157,000	4.120%	04/09
Shoppes at Quarterfield	6,067,000	4.280%	04/09
La Plaza Del Norte	32,528,000	4.610%	03/10
MacArthur Crossing	12,700,000	4.290%	05/09
Promenade at Red Cliff	10,590,000	4.290%	05/09
Dorman Center - Phase I and Phase II	27,610,000	4.180%	05/09
Peoria Crossings	20,497,000	4.090%	04/09
Heritage Towne Crossing	8,950,000	4.374%	06/09
Paradise Valley Marketplace	15,681,000	4.550%	05/09
Best on the Boulevard	19,525,000	3.990%	05/09

  Inland Western Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the nine months ended September 30, 2004
  (unaudited)

	Principal	Interest	Maturity
Property	Balance	Rate	Date

Bluebonnet Parc	12,100,000	4.372%	05/09
North Rivers Town Center	11,050,000	4.760%	05/09
Alison's Corner	3,850,000	4.272%	06/10
Arvada Marketplace and Arvada Connection	28,510,000	4.130%	07/09
Eastwood Towne Center	46,750,000	4.640%	07/09
Watauga Pavilion	17,100,000	4.140%	06/10
Northpointe Plaza	30,850,000	4.272%	05/09
Plaza Santa Fe II	17,474,500	6.200%	12/12
Eckerds Drug Stores (4)	6,800,000	5.275%	08/09
Pine Ridge Plaza	14,700,000	5.085%	08/09
Huebner Oaks Center (Note A)	31,723,000	4.200%	07/10
Huebner Oaks Center (Note B)	16,277,000	3.960%	07/10
John's Creek Village	23,300,000	5.100%	08/09
Lakewood Towne Center (Note A)	44,000,000	2.680%	06/09
Lakewood Towne Center (Note B)	7,260,000	3.830%	07/05
Shoppes of Prominence Point	9,954,300	5.235%	09/09
Northgate North	26,650,000	4.600%	07/08
Davis Towne Crossing	5,365,200	5.185%	09/09
Fullerton Metrocenter	28,050,000	5.090%	08/09
The Shops at Boardwalk	20,150,000	4.130%	08/09
Shoppes of Dallas	7,179,000	4.960%	04/09
Cranberry Square	10,900,000	4.975%	08/09
Tollgate Marketplace	39,765,000	LIBOR +120	07/09
Gateway Village (Note A)	27,233,000	LIBOR + 113	07/09
Gateway Village (Note B)	4,225,000	LIBOR + 200	08/05
Towson Circle (Note A)	15,647,500	5.100%	07/09
Towson Circle (Note B)	3,550,000	LIBOR + 200	08/05
Wal-Mart Supercenter - Blytheville	7,100,000	4.390%	09/09
Gateway Plaza	18,163,000	5.100%	09/09
Wrangler Company Western Headquarters	11,300,000	5.090%	08/27
Plaza at Marysville	11,800,000	5.085%	08/09
Forks Town Center	10,395,000	4.970%	09/09
Academy Sports - Houma	2,920,000	5.120%	09/09
Wal-Mart Supercenter - Jonesboro	6,088,500	5.085%	09/09
Reisterstown Road Plaza	49,650,000	5.300%	09/09
Village Shoppes at Simonton	7,562,000	4.960%	10/09
Manchester Meadows	31,065,000	4.480%	09/07
Governor's Marketplace	20,625,000	5.185%	09/09
Mitchell Ranch Plaza	18,700,000	4.480%	10/09
Saucon Valley Square	8,851,000	5.115%	10/09
Boulevard at Capital Centre	71,500,000	5.120%	10/09
GMAC Insurance	33,000,000	4.610%	10/09
Low Country Village	5,370,000	4.960%	10/09
The Columns - Phase I	11,423,000	4.910%	11/09
Lincoln Park	26,153,000	4.610%	11/09
Harris Teeter - Wilmington	3,960,000	4.915%	11/09

  Inland Western Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the nine months ended September 30, 2004
  (unaudited)

	Principal	Interest	Maturity
Property	Balance	Rate	Date

Kohl's - Wilshire Plaza III	5,418,000	5.120%	12/09
Harvest Town Center	5,005,000	4.935%	01/10
Bed Bath & Beyond Plaza	11,193,000	5.170%	12/09
The Columns - Phase II	3,442,000	4.950%	05/09
Denton Crossing	35,200,000	4.300%	01/10
Azalea Square	16,535,000	5.010%	12/09
Lake Mary Pointe	3,658,000	5.170%	12/09
Academy Sports - Port Arthur	2,775,000	5.120%	11/09
Academy Sports - Midland	2,338,000	5.120%	01/10
Mansfield Towne Crossing	10,982,000	5.215%	12/09
Winchester Commons	7,235,000	5.120%	12/09
Oswego Commons	19,262,000	4.750%	12/09
Zurich Towers	81,420,000	4.247%	12/34
Shops at Forest Commons	5,250,000	6.340%	09/13
American Express Portfolio	230,100,000	4.268%	12/09

  Inland Western Retail Real Estate Trust, Inc.
  Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2003
  (unaudited)

  The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2003 or the date significant operations commenced. No pro forma adjustments have been made for any potential property acquisitions identified as of December 14, 2004. The Company does not consider these properties as probable under Rule 3-14 of Regulation S-X as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of December 14, 2004. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties if and when the Company is prepared to acquire these properties. No pro forma adjustments were made for CVS Pharmacy-Edmond or CVS Pharmacy-Norman as the properties were completed in 2003 and there were no significant operations prior to our acquisition. No pro forma adjustments were made for Eckerd-Greer, Eckerd-Kill Devil Hills, Eckerd-Columbia, Eckerd-Crossville, Shoppes of Prominence Point, Low Country Village, Shoppes of Dallas, Kohl's - Wilshire Plaza III, Dorman Center - Phase II, Academy Sports - Houma, Village Shoppes at Simonton, Bed, Bath & Beyond Plaza, The Columns - Phase II, Academy Sports - Port Arthur, CVS Pharmacy - Sylacauga, Academy Sports - Midland, Publix Center and Gateway Station as the properties were completed in 2004 and there were no significant operations in 2003. No pro forma adjustments were made related to the Pacheco Pass and Quakertown notes receivable as the properties were completed in 2004 and there were no significant operations prior to our funding of the notes receivable.

  This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2003, nor does it purport to represent our future results of operations.

  Inland Western Retail Real Estate Trust, Inc.
  Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2003 (unaudited)

		Pro Forma	Pro Forma
	Historical	Adjustments	Adjustments
	(A)	(B)	(C)	Pro Forma

Rental income	$607,000	120,271,000	46,779,000	167,657,000
Tenant recovery income	138,000	29,823,000	1,047,000	31,008,000
Other property income	38,000	-	-	38,000

Total revenues	783,000	150,094,000	47,826,000	198,703,000

General and administrative expenses	454,000	-	-	454,000
Advisor asset management fee (D)	-	-	-	-
Property operating expenses (G)	144,000	48,810,000	3,293,000	52,247,000
Depreciation and amortization (E) (H)	223,000	59,899,000	18,603,000	78,725,000

Total expenses	821,000	108,709,000	21,896,000	131,426,000

Operating income	(38,000)	41,385,000	25,930,000	67,277,000

Other income	-	-	-	-
Interest expense (I)	(136,000)	(41,623,000)	(17,843,000)	(59,602,000)
Realized loss on sale of treasury contacts	-	-	-	-
Minority interests	-	-	-	-

Net income (loss)	$(174,000)	(238,000)	8,087,000	7,675,000

Weighted average number of shares of common stock outstanding, basic and diluted (F)	2,521,000			204,000,000

Net income (loss) per share, basic and diluted (F)	(.07)			.04

  See accompanying notes to pro forma consolidated statement of operations.

  Inland Western Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2003
  (unaudited)

    The historical information represents the historical statement of operations of the Company for the period from March 5, 2003 (inception) to December 31, 2003 as filed with the Securities Exchange Commission on Form 10-K.
    Total pro forma adjustments for acquisitions consummated as of December 14, 2004 are as though the properties were acquired January 1, 2003.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments

Rental income	$123,432,000	(3,161,000)	120,271,000
Tenant recovery income	29,823,000	-	29,823,000

Total income	153,255,000	(3,161,000)	150,094,000

Advisor asset management fee	-	-	-
Property operating expenses	42,158,000	6,652,000	48,810,000
Depreciation and amortization	-	59,899,000	59,899,000
Interest expense	-	41,623,000	41,623,000
Total expenses	42,158,000	108,174,000	150,332,000

Net income (loss)	$111,097,000	(111,335,000)	(238,000)

    Audited combined gross income and direct operating expenses as prepared in accordance with Rule 3-14 of Regulation S-X for the following properties:

  Shops at Park Place, Darien Towne Center, Newnan Crossing Phase I and II, Pavilion at Kings Grant, Hickory Ridge, CorWest Plaza, Shoppes at Quarterfield, Larkspur Landing, North Ranch Pavilion, La Plaza Del Norte, MacArthur Crossing, Promenade at Red Cliff, Peoria Crossings, Dorman Center - Phase I, Heritage Towne Crossing, Paradise Valley Marketplace, Best on the Boulevard, Bluebonnet Parc, North Rivers Town Center, Arvada Connection and Arvada Marketplace, Eastwood Town Center, Watauga Pavilion, Northpointe Plaza, Plaza Santa Fe II, Pine Ridge Plaza, Huebner Oaks Center, John's Creek Village, Lakewood Towne Center, Northgate North, Davis Towne Crossing, Fullerton Metrocenter, The Shops at Boardwalk, Cranberry Square, Tollgate Marketplace, Gateway Village, Towson Circle, Gateway Plaza, Plaza at Marysville, Forks Town Center, Reisterstown Road Plaza, Manchester Meadows, Governor's Marketplace, Mitchell Ranch Plaza, The Columns, Saucon Valley Square, Lincoln Park, Boulevard at the Capital Centre, Denton Crossing, Azalea Square, Plaza at Riverlakes, Gurnee Town Centre, Mansfield Towne Crossing, Winchester Commons, Fox Creek Village, Oswego Commons, University Town Center, Edgemont Town Center, Placentia Town Center, Gateway Pavilions and Northwoods Center.

  The following properties did not require audits in accordance with Rule 3-14 of Regulation S-X:

  CVS Pharmacy (Eckerds) - Edmond, CVS Pharmacy (Eckerds) - Norman, Shaw's Supermarket - New Britain, Eckerds - Greer, Eckerds - Kill Devil Hills, Eckerds - Columbia, Eckerds - Crossville, Kohl's - Wilshire Plaza III, Wal-Mart Supercenter - Blytheville, Wrangler Company Western Headquarters, Academy Sports - Houma, Wal-Mart Supercenter - Jonesboro, Harris Teeter - Wilmington, GMAC Insurance, Academy Sports - Port Arthur, CVS - Sylacauga, Academy Sports - Midland, and Zurich Towers did not require 3-14 audits as these are single-tenant properties. Stony Creek Marketplace did not require a 3-14 audit as the property was complete in 2003 and there

  Inland Western Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2003
  (unaudited)

  were no significant operations prior to our acquisition. Alison's Corner, Shoppes of Prominence Point, Low Country Village, Shoppes of Dallas, Village Shoppes at Simonton, Harvest Town Center, Bed Bath & Beyond Plaza, Lake Mary Pointe, Publix Center, Five Forks, and Gateway Station did not require 3-14 audits as the properties were completed in 2004 and there were no significant operations in 2003. Pacheco Pass and Quakertown did not require 3-14 audits as the properties were completed in 2004 and there were no significant operations prior to our funding of the notes receivables.

  Inland Western Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2003
  (unaudited)

    Total pro forma adjustments for acquisitions consummated as of December 14, 2004 are as though the properties were acquired January 1, 2003. No pro forma adjustments were made for the CVS Pharmacy - Edmond and the CVS Pharmacy - Norman as the properties were completed in 2003 and there were no significant operations prior to our acquisition. No pro forma adjustments were made for Eckerd - Greer, Eckerd - Kill Devil Hills, Eckerd - Columbia, Eckerd - Crossville, Shoppes of Prominence Point, Low Country Village, Shoppes of Dallas, Kohl's - Wilshire Plaza III, Dorman Center - Phase II, Academy Sports - Houma, Village Shoppes at Simonton, Bed, Bath & Beyond Plaza, The Columns - Phase II, Academy Sports - Port Arthur, CVS Pharmacy - Sylacauga, Academy Sports - Midland, Publix Center and Gateway Station as the properties were completed in 2004 and there were no significant operations in 2003. No pro forma adjustments were made related to the Pacheco Pass and Quakertown notes receivable as the properties were completed in 2004 and there were no significant operations prior to our funding of the notes receivable.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments

Rental income	$46,899,000	(120,000)	46,779,000
Tenant recovery income	1,047,000	-	1,047,000

Total revenues	47,946,000	(120,000)	47,826,000

Advisor asset management fee	-	-	-
Property operating expenses	1,135,000	2,158,000	3,293,000
Depreciation and amortization	-	18,603,000	18,603,000
Interest expense	-	17,843,000	17,843,000
Total expenses	1,135,000	38,604,000	39,739,000

Net income (loss)	$46,811,000	(38,724,000)	8,087,000

    Unaudited combined gross income and direct operating expenses based on information provided by the Seller for the following properties:

  Stony Creek Marketplace, Shaw's Supermarket (New Britain), Alison's Corner, Harvest Towne Center, Lake Mary Pointe, Five Forks and Shops at Forest Commons.

  Gross rental income based on information provided by tenant net leases for the following properties:

  Wal-Mart Supercenter - Blytheville, Wrangler Company Western Headquarters, Wal-Mart Supercenter - Jonesboro, Harris Teeter - Wilmington, GMAC Insurance, Zurich Towers and the American Express portfolio.

  Inland Western Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2003
  (unaudited)

    The advisor asset management fee is expected to be subordinated to the shareholders' receipt of a stated return thus no amount is reflected.

    Buildings and improvements will be depreciated on a straight line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements. That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight line basis over the life of the related leases as an adjustment to rental income. Other leasing costs, tenant improvements and in-place lease intangibles will be amortized on a straight line basis over the life of the related leases as a component of amortization expense.

    The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2003 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

    Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.

    The value of the acquired leases will be amortized over the lease term.

    The pro forma adjustments relating to interest expense were based on the following debt terms:

	Principal	Interest	Maturity
Property	Balance	Rate	Date

Darien Towne Center	16,500,000	4.650%	06/10
CVS Pharmacy - Edmond	1,850,000	4.374%	06/09
CVS Pharmacy - Norman	2,900,000	4.374%	06/09
Newnan Crossing	23,766,100	4.380%	03/09
Shops at Park Place	13,127,000	4.710%	11/08
Pavilion at King's Grant	5,342,000	4.390%	05/09
Shaw's Supermarket - New Britain	6,450,000	4.680%	11/28
Stony Creek Marketplace	14,162,000	4.770%	01/11
CorWest Plaza	18,150,000	4.560%	02/09
Hickory Ridge	23,650,000	4.531%	02/09
Larkspur Landing	33,630,000	4.450%	02/09
North Ranch Pavilion	10,157,000	4.120%	04/09
Shoppes at Quarterfield	6,067,000	4.280%	04/09
La Plaza Del Norte	32,528,000	4.610%	03/10
MacArthur Crossing	12,700,000	4.290%	05/09
Promenade at Red Cliff	10,590,000	4.290%	05/09
Dorman Center - Phase I and Phase II	27,610,000	4.180%	05/09
Peoria Crossings	20,497,000	4.090%	04/09
Heritage Towne Crossing	8,950,000	4.374%	06/09
Paradise Valley Marketplace	15,681,000	4.550%	05/09
Best on the Boulevard	19,525,000	3.990%	05/09

  Inland Western Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2003
  (unaudited)

	Principal	Interest	Maturity
Property	Balance	Rate	Date

Bluebonnet Parc	12,100,000	4.372%	05/09
North Rivers Town Center	11,050,000	4.760%	05/09
Alison's Corner	3,850,000	4.272%	06/10
Arvada Marketplace and Arvada Connection	28,510,000	4.130%	07/09
Eastwood Towne Center	46,750,000	4.640%	07/09
Watauga Pavilion	17,100,000	4.140%	06/10
Northpointe Plaza	30,850,000	4.272%	05/09
Plaza Santa Fe II	17,474,500	6.200%	12/12
Eckerds Drug Stores (4)	6,800,000	5.275%	08/09
Pine Ridge Plaza	14,700,000	5.085%	08/09
Huebner Oaks Center (Note A)	31,723,000	4.200%	07/10
Huebner Oaks Center (Note B)	16,277,000	3.960%	07/10
John's Creek Village	23,300,000	5.100%	08/09
Lakewood Towne Center (Note A)	44,000,000	2.680%	06/09
Lakewood Towne Center (Note B)	7,260,000	3.830%	07/05
Shoppes of Prominence Point	9,954,300	5.235%	09/09
Northgate North	26,650,000	4.600%	07/08
Davis Towne Crossing	5,365,200	5.185%	09/09
Fullerton Metrocenter	28,050,000	5.090%	08/09
The Shops at Boardwalk	20,150,000	4.130%	08/09
Shoppes of Dallas	7,179,000	4.960%	04/09
Cranberry Square	10,900,000	4.975%	08/09
Tollgate Marketplace	39,765,000	LIBOR +120	07/09
Gateway Village (Note A)	27,233,000	LIBOR + 113	07/09
Gateway Village (Note B)	4,225,000	LIBOR + 200	08/05
Towson Circle (Note A)	15,647,500	5.100%	07/09
Towson Circle (Note B)	3,550,000	LIBOR + 200	08/05
Wal-Mart Supercenter - Blytheville	7,100,000	4.390%	09/09
Gateway Plaza	18,163,000	5.100%	09/09
Wrangler Company Western Headquarters	11,300,000	5.090%	08/27
Plaza at Marysville	11,800,000	5.085%	08/09
Forks Town Center	10,395,000	4.970%	09/09
Academy Sports - Houma	2,920,000	5.120%	09/09
Wal-Mart Supercenter - Jonesboro	6,088,500	5.085%	09/09
Reisterstown Road Plaza	49,650,000	5.300%	09/09
Village Shoppes at Simonton	7,562,000	4.960%	10/09
Manchester Meadows	31,065,000	4.480%	09/07
Governor's Marketplace	20,625,000	5.185%	09/09
Mitchell Ranch Plaza	18,700,000	4.480%	10/09
Saucon Valley Square	8,851,000	5.115%	10/09
Boulevard at Capital Centre	71,500,000	5.120%	10/09
GMAC Insurance	33,000,000	4.610%	10/09
Low Country Village	5,370,000	4.960%	10/09
The Columns - Phase I	11,423,000	4.910%	11/09
Lincoln Park	26,153,000	4.610%	11/09
Harris Teeter - Wilmington	3,960,000	4.915%	11/09

  Inland Western Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2003
  (unaudited)

	Principal	Interest	Maturity
Property	Balance	Rate	Date

Kohl's - Wilshire Plaza III	5,418,000	5.120%	12/09
Harvest Town Center	5,005,000	4.935%	01/10
Bed Bath & Beyond Plaza	11,193,000	5.170%	12/09
The Columns - Phase II	3,442,000	4.950%	05/09
Denton Crossing	35,200,000	4.300%	01/10
Azalea Square	16,535,000	5.010%	12/09
Lake Mary Pointe	3,658,000	5.170%	12/09
Academy Sports - Port Arthur	2,775,000	5.120%	11/09
Academy Sports - Midland	2,338,000	5.120%	01/10
Mansfield Towne Crossing	10,982,000	5.215%	12/09
Winchester Commons	7,235,000	5.120%	12/09
Oswego Commons	19,262,000	4.750%	12/09
Zurich Towers	81,420,000	4.247%	12/34
Shops at Forest Commons	5,250,000	6.340%	09/13
American Express Portfolio	230,100,000	4.268%	12/09

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Azalea Square ("the Property") for the period from July 4, 2003 (commencement of operations) to December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Azalea Square for the period from July 4, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois
  December 8, 2004

  AZALEA SQUARE

  Historical Summary of Gross Income and Direct Operating Expenses

  For the period from July 4, 2003 (commencement of operations) to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)
	For the nine months ended	For the year ended
	September 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$1,410,022	$488,517
Operating expense and real estate tax recoveries	392,542	139,567

Total gross income	1,802,564	628,084

Direct operating expenses:
Operating expenses	157,724	68,236
Insurance	21,416	7,056
Real estate taxes	251,487	76,149

Total direct operating expenses	430,627	151,441

Excess of gross income over direct operating expenses	$1,371,937	$476,643

See accompanying notes to historical summary of gross income and direct operating expenses.

  AZALEA SQUARE

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the period from July 4, 2003 (commencement of operations) to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  (1) Business

  Azalea Square ("the Property") is located in Charleston (Summerville), South Carolina. The Property consists of approximately 117,135 square feet of gross leasable area. The Property is leased to 19 tenants and is approximately 98% occupied as of December 31, 2003. Of those tenants, four tenants account for approximately 76% of base rental revenue for the period from July 4, 2003 (commencement of operations) to December 31, 2003. On October 19, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

  Azalea Square was under construction during 2003 and commenced operations July 4, 2003, with construction complete of 117,135 square feet of gross leasable area as of December 31, 2003. An additional 64,000 square feet remained under construction as of December 31, 2003.

   (2) Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the nine months ended September 30, 2004.

   (3) Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the period from July 4, 2003 (commencement of operations) to December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $63,279 for the period from July 4, 2003 (commencement of operations) to December 31, 2003.

  AZALEA SQUARE

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the period from July 4, 2003 (commencement of operations) to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from five years to 20 years, as of December 31 2003, are as follows:

Year
2004	$1,911,620
2005	2,346,448
2006	2,386,455
2007	2,392,650
2008	2,328,321
Thereafter	10,984,144

$22,349,638

  (4) Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (Combined Historical Summary) of the Properties Acquired from Bayer Properties, Inc. for the year ended December 31, 2003. This Combined Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Combined Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Combined Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Properties' revenues and expenses.

  In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Properties Acquired from Bayer Properties, Inc. for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois
  December 8, 2004

  THE PROPERTIES ACQUIRED FROM BAYER PROPERTIES, INC.

  Combined Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

	For the nine months ended	For the year ended
	September 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$1,189,106	$535,643
Operating expense and real estate tax recoveries	181,747	114,359

Total gross income	1,370,853	650,002

Direct operating expenses:
Operating expenses	140,047	116,766
Real estate taxes	67,620	21,499
Ground rent expense	102.238	91,638
Insurance	17,047	10,749

Total direct operating expenses	326,952	240,652

Excess of gross income over direct operating expenses	$1,043,901	$409,350

  See accompanying notes to historical summary of gross income and direct operating expense.

  THE PROPERTIES ACQUIRED FROM BAYER PROPERTIES, INC.

  Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  (1) Business

  The Properties acquired from Bayer Properties, Inc. consist of:

Name	Gross Leasable Area	Location	Occupancy at December 31, 2003
Edgemont Town Center	71,660	Homewood, Alabama	82%
University Town Center	28,450	Tuscaloosa, Alabama	79%

  Three tenants account for 36% of the Properties' base rental income for the year ended December 31, 2003.

  Edgemont Town Center's 71,660 square feet of gross leasable area was under construction and completed during 2003. An additional 6,000 square feet was under construction as of December 31, 2003. Real estate taxes are excluded in the Combined Historical Summary related to the portions of the Property under construction.

   (2) Basis of Presentation

  The Combined Historical Summary of Gross Income and Direct Operating Expenses has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc. and is not intended to be a complete presentation of the Properties' revenues and expenses. The Combined Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates. The Combined Historical Summary is presented on a combined basis since the properties were acquired from the same seller.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the nine months ended September 30, 2004.

   (3) Gross Income

  The Properties lease retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $18,860 for the year ended December 31, 2003.

  THE PROPERTIES ACQUIRED FROM BAYER PROPERTIES, INC.

  Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from two to 20 years, as of December 31, 2003, are as follows:

Year
2004	$1,569,399
2005	1,837,792
2006	1,841,130
2007	1,803,439
2008	1,530,669
Thereafter	14,442,120

$23,024,549

  (4) Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Combined Historical Summary.

  University Town Center is subject to two ground leases. One of which is a ground lease with semi-annual payments of $25,000, payable to an unaffiliated third party. This ground lease was subject to abatement periods and terminates in 2039. The other ground lease requires semi-annual payments, payable to an unaffiliated third party, of $ 37,478 until December 31, 2022, $50,492 until December 31, 2027, $51,273 until December 31, 2032, $52,054 until December 31, 2037, and $52,834 until the termination date. This ground lease is subject to abatement periods and terminates in 2043.

  Although the ground leases provide for abatement periods or increases in minimum rent payments over the term of the leases, ground rent expense accrues on a straight-line basis. The related adjustment to ground rent increased ground rent expense by $41,368 for the year ended December 31, 2003.

  Minimum rents to be paid to the unaffiliated third parties under the ground leases in effect at December 31, 2003 are as follows:

Year
2004	$87,479
2005	124,958
2006	124,958
2007	124,958
2008	124,958
Thereafter	4,693,773

$5,281,084

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Denton Crossing ("the Property") for the period from August 11, 2003 (commencement of operations) to December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Denton Crossing for the period from August 11, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois
  December 8, 2004

  DENTON CROSSING

  Historical Summary of Gross Income and Direct Operating Expenses

  For the period from August 11, 2003 (commencement of operations) to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)
	For the nine months ended	For the period from August 11, 2003 (commencement of operations) to
	September 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$2,446,572	$915,298
Operating expense and real estate tax recoveries	513,330	163,250
Other income	-	2,413

Total gross income	2,959,902	1,080,961

Direct operating expenses:
Operating expenses	240,720	59,360
Real estate taxes	259,517	84,049
Insurance	52,193	31,896

Total direct operating expenses	552,430	175,305

Excess of gross income over direct operating expenses	$2,407,472	$905,656

  See accompanying notes to historical summary of gross income and direct operating expense.

  DENTON CROSSING

  Historical Summary of Gross Income and Direct Operating Expenses

  For the period from August 11, 2003 (commencement of operations) to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  (1) Business

  Denton Crossing ("the Property") is located in Denton, Texas. The Property consists of approximately 259,470 square feet of gross leasable area and was approximately 89% occupied at December 31, 2003. The Property is leased to 24 tenants of which four tenants accounts for approximately 50% of base rental revenue for the period from August 11, 2003 (commencement of operations) to December 31, 2003. On October 18, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party.

  Denton Crossing had 259,470 square feet that was under construction and completed during 2003. The remaining portion of the Properties' gross leasable area (representing approximately 70,000 square feet) was under construction as of December 31, 2003. Real estate taxes are excluded in the Historical Summary related to the portions of the Properties under construction.

   (2) Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the nine months ended September 30, 2004.

   (3) Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned for the period from August 11, 2003 (commencement of operations) to December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $595,495 for the period from August 11, 2003 (commencement of operations) to December 31, 2003.

  DENTON CROSSING

  Historical Summary of Gross Income and Direct Operating Expenses

  For the period from August 11, 2003 (commencement of operations) to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from five to 10 years, in effect at December 31, 2003, are as follows:

Year
2004	$2,937,465
2005	3,203,931
2006	3,203,931
2007	3,203,931
2008	3,197,065
Thereafter	12,348,490

$28,094,813

  (4) Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (Combined Historical Summary) of the Properties Acquired from Donahue Schriber for the year ended December 31, 2003. This Combined Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Combined Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Combined Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Properties' revenues and expenses.

  In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Properties Acquired from Donahue Schriber for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois
  December 9, 2004

  THE PROPERTIES ACQUIRED FROM DONAHUE SCHRIBER

  Combined Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

	For the nine months ended	For the year ended
	September 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$1,933,199	$2,362,490
Operating expense and real estate tax recoveries	568,561	714,524
Other income	-	140,503

Total gross income	2,501,760	3,217,517

Direct operating expenses:
Operating expenses	325,646	451,756
Real estate taxes	266,619	304,012
Insurance	50,545	51,242

Total direct operating expenses	642,810	807,010

Excess of gross income over direct operating expenses	$1,858,950	$2,410,507

  See accompanying notes to historical summary of gross income and direct operating expense.

  THE PROPERTIES ACQUIRED FROM DONAHUE SCHRIBER

  Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  (1) Business

  The Properties acquired from Donahue Schriber consist of:

Name	Gross Leasable Area	Location	Occupancy at December 31, 2003
Plaza at Riverlakes	102,836	Bakersfield, California	93%
Placentia Town Center	110,962	Placentia, California	89%

  Five tenants account for 52% of the Properties' base rental income for the year ended December 31, 2003.

  Plaza at Riverlakes had 17,160 of square feet that was under construction and completed during 2003. Real estate taxes are excluded in the Combined Historical Summary related to the portions of the Property under construction.

   (2) Basis of Presentation

  The Combined Historical Summary of Gross Income and Direct Operating Expenses has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc. and is not intended to be a complete presentation of the Properties' revenues and expenses. The Combined Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates. The Historical Summary is presented on a combined basis since the properties were acquired from the same seller.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the nine months ended September 30, 2004.

   (3) Gross Income

  The Properties lease retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $122,128 was earned for the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $80,433 for the year ended December 31, 2003.

  THE PROPERTIES ACQUIRED FROM DONAHUE SCHRIBER

  Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from one to 30 years, as of December 31, 2003, are as follows:

Year
2004	$2,532,357
2005	2,594,314
2006	2,212,058
2007	2,018,686
2008	1,844,145
Thereafter	13,463,957

$24,665,517

  (4) Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Combined Historical Summary.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Gurnee Town Center ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Gurnee Town Center for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois
  December 8, 2004

  GURNEE TOWN CENTER

  Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

	For the	For the
	nine months ended	year ended
	September 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$2,335,149	$2,974,963
Operating expense and real estate tax recoveries	512,624	602,648

Total gross income	2,847,773	3,577,611

Direct operating expenses:
Operating expenses	156,716	210,453
Real estate taxes	368,762	413,650
Insurance	37,150	45,696

Total direct operating expenses	562,628	669,799

Excess of gross income over direct operating expenses	$2,285,145	$2,907,812

See accompanying notes to historical summary of gross income and direct operating expenses.

  GURNEE TOWN CENTER

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  (1) Business

  Gurnee Town Center ("the Property") is located in Gurnee, IL. The Property consists of approximately 179,840 square feet of gross leasable area and was approximately 96% occupied at December 31, 2003. The Property is leased to a total of twenty-seven tenants, of which five tenants account for approximately 55% of base rental revenue for the year ended December 31, 2003. On October 28, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

   (2) Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the nine months ended September 30, 2004.

   (3) Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $49,806 for the year ended December 31, 2003.

  GURNEE TOWN CENTER

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from two and a half years to 20 years, in effect at December 31, 2003, are as follows:

Year
2004	$3,024,647
2005	3,031,410
2006	2,347,157
2007	2,073,736
2008	2,016,451
Thereafter	10,205,810

$22,699,211

  (4) Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Winchester Commons ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Winchester Commons for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois
  November 3, 2004

  WINCHESTER COMMONS

  Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

	For the	For the
	nine months ended	year ended
	September 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$793,963	$1,033,025
Operating expense and real estate tax recoveries	279,045	389,938

Total gross income	1,073,008	1,422,963

Direct operating expenses:
Operating expenses	85,206	113,004
Real estate taxes	204,490	276,156
Insurance	7,988	10,270

Total direct operating expenses	297,684	399,430

Excess of gross income over direct operating expenses	$775,324	$1,023,533

See accompanying notes to historical summary of gross income and direct operating expenses.

  WINCHESTER COMMONS

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  (1) Business

  Winchester Commons ("the Property") is located in Memphis, Tennessee. The Property consists of approximately 93,024 square feet of gross leasable area and was 100% occupied at December 31, 2003. The Property is leased to 16 tenants, of which one tenant accounts for 47% of base rental revenue for the year ended December 31, 2003. On November 5, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

   (2) Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the nine months ended September 30, 2004.

   (3) Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments decreased base rental income by $5,784 for the year ended December 31, 2003.

  WINCHESTER COMMONS

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from one to 16 years, in effect at December 31, 2003, are as follows:

Year
2004	$1,008,019
2005	946,941
2006	870,713
2007	765,269
2008	744,965
Thereafter	5,197,703

$9,533,610

  (4) Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Mansfield Towne Crossing ("the Property") for the period from July 23, 2003 (commencement of operations) to December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Mansfield Towne Crossing for the period from July 23, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMGLLP

  Chicago, Illinois
  December 8, 2004

  MANSFIELD TOWNE CROSSING

  Historical Summary of Gross Income and Direct Operating Expenses

  For the period from July 23, 2003 (commencement of operations) to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

	For the nine months ended	For the year ended
	September 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$462,693	$124,647
Operating expense and real estate tax recoveries	158,753	59,451

Total gross income	621,446	184,098

Direct operating expenses:
Operating expenses	108,480	58,335
Insurance	5,521	2,141
Real estate taxes	125,868	42,595

Total direct operating expenses	239,869	103,071

Excess of gross income over direct operating expenses	$381,577	$81,027

  See accompanying notes to historical summary of gross income and direct operating expense.

  MANSFIELD TOWNE CROSSING

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the period from July 23, 2003 (commencement of operations) to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  (1) Business

  Mansfield Towne Crossing ("the Property") is located in Mansfield, Texas. The Property consists of approximately 111,898 square feet of gross leasable area and was approximately 27% occupied at December 31, 2003. The Property is leased to 20 tenants of whom six tenants occupied the area in 2003. One tenant represented approximately 59% of base rental revenue for the period from July 23, 2003 (commencement of operations) to December 31, 2003. On November 3, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

  Mansfield Towne Crossing was under construction during 2003 and commenced operations July 23, 2003.

   (2) Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the nine months ended September 30, 2004.

   (3) Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. No contingent rent was earned during the period from July 23, 2003 (commencement of operations) to December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $9,080 for the period from July 23, 2003 (commencement of operations) to December 31, 2003.

  MANSFIELD TOWNE CROSSING

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the period from July 23, 2003 (commencement of operations) to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from five years to 15 years, in effect at December 31, 2003, are as follows:

Year
2004	$579,467
2005	921,979
2006	921,979
2007	921,979
2008	882,805
Thereafter	5,205,573

$9,433,782

  (4) Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Fox Creek Village ("the Property") for the period from November 12, 2003 (commencement of operations) to December 31, 2003. This Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Fox Creek Village for period from November 12, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois
  December 8, 2004

  FOX CREEK VILLAGE

  Historical Summary of Gross Income and Direct Operating Expenses

  For the period from November 12, 2003 (commencement of operations) to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

	For the nine months ended	For the period from November 12, 2003 (commencement of operations) to
	September 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$849,779	$97,333
Operating expense and real estate tax recoveries	216,707	10,994

Total gross income	1,066,486	108,327

Direct operating expenses:
Operating expenses	94,833	14,247
Real estate taxes	163,170	3,025
Insurance	5,168	-

Total direct operating expenses	263,171	17,272

Excess of gross income over direct operating expenses	$803,315	$91,055

  See accompanying notes to historical summary of gross income and direct operating expense.

  FOX CREEK VILLAGE

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the period from November 12, 2003 (commencement of operations) to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  (1) Business

  Fox Creek Village ("the Property") is located in Longmont, Colorado. The Property consists of approximately 139,730 square feet of gross leasable area of which approximately 39,600 represents square footage of gross leasable are available for ground leases. The Property was approximately 66% occupied at December 31, 2003. The Property is leased to two tenants that account for 100% of base rental revenue for period from November 12, 2003 (commencement of operations) to December 31, 2003. On November 22, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

   (2) Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the nine months ended September 30, 2004.

   (3) Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. No contingent rent was earned during the period from November 12, 2003 (commencement of operations) to December 31, 2003.

  The Property has one ground lease that is classified as an operating lease with terms extending through November 12, 2018. Total ground lease income was $2,717 and is included in base rental income in the accompanying Historical Summary for the year ended December 31, 2003.

  FOX CREEK VILLAGE

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the period from November 12, 2003 (commencement of operations) to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from five to 20 years, in effect at December 31, 2003, are as follows:

Year
2004	$988,109
2005	1,051,949
2006	1,056,498
2007	1,061,046
2008	1,065,595
Thereafter	11,020,462

$16,243,659

  (4) Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary. No insurance expense was recorded for the period from November 12, 2003 (commencement of operations) to December 31, 2003 as the tenants that occupied the space during this period incurred and paid their own insurance.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Gateway Pavilions ("the Property") for the period from February 15, 2003 (commencement of operations) to December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Gateway Pavilions for the period from February 15, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois
  December 9, 2004

  GATEWAY PAVILIONS

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the period from February 15, 2003 (commencement of operations) to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

	For the nine months ended	For the period from February 15, 2003 (commencement of operations) to
	September 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$2,317,394	$1,059,788
Operating expense and real estate tax recoveries	507,792	179,363

Total gross income	2,825,186	1,239,151

Direct operating expenses:
Operating expenses	300,936	256,310
Real estate taxes	303,496	38,083
Insurance	45,673	57,784

Total direct operating expenses	650,105	352,177

Excess of gross income over direct operating expenses	$2,175,081	$886,974

  See accompanying notes to historical summary of gross income and direct operating expense.

  GATEWAY PAVILIONS

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the period from February 15, 2003 (commencement of operations) to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  (1) Business

  Gateway Pavilions ("the Property") is located in Avondale, Arizona, which when completed will consist of approximately 318,410 square feet of gross leasable area. The Property consists of approximately 197,512 square feet of gross leasable area and was approximately 93% occupied at December 31, 2003. The Property is leased to 22 tenants of which 5 tenants account for approximately 38% of base rental revenue for the period from February 15, 2003 (commencement of operations) to December 31, 2003. On December 7, 2004 Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

  Gateway Pavilions' 197,512 square feet of gross leasable area was under construction and completed during 2003. The remaining portion of the Property's gross leasable area (representing 104,278 square feet) was under construction as of December 31, 2003. Real estate taxes are excluded in the Historical Summary related to the portion of the Property under construction.

   (2) Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the nine months ended September 30, 2004.

   (3) Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned for the period from February 15, 2003 (commencement of operations) to December 31, 2003.

  The Property has one ground lease that is classified as an operating lease with a term extending until October 1, 2023. Total ground lease income was $19,335 and is included in base rental income in the accompanying Historical Summary for the period from February 15, 2003 (commencement of operations) to December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $50,513 for the period from February 15, 2003 (commencement of operations) to December 31, 2003.

  GATEWAY PAVILIONS

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the period from February 15, 2003 (commencement of operations) to December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from one to 15 years, in effect at December 31, 2003, are as follows:

Year
2004	$2,914,743
2005	3,275,666
2006	3,292,521
2007	3,311,622
2008	3,100,049
Thereafter	19,399,071

$35,293,672

  (4) Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Northwoods Center ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Northwoods Center for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois
  November 26, 2004

  NORTHWOODS CENTER

  Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited).

	For the nine months ended	For the year ended
	September 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$904,767	$839,905
Operating expense and real estate tax recoveries	166,042	123,888

Total gross income	1,070,809	963,793

Direct operating expenses:
Operating expenses	66,253	73,410
Real estate taxes	110,615	60,745

Total direct operating expenses	176,868	134,155

Excess of gross income over direct operating expenses	$893,941	$829,638

  See accompanying notes to historical summary of gross income and direct operating expense.

  NORTHWOODS CENTER

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  (1) Business

  Northwoods Center ("the Property") is located in Wesley Chapel, Florida. The Property consists of approximately 95,994 square feet of gross leasable area of which approximately 70,647 square feet of gross leasable area was available and occupied at December 31, 2003. The Property is leased to 25 tenants, of which two tenants account for approximately 44% of base rental revenue for the year ended December 31, 2003. On December 7, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

   (2) Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the nine months ended September 30, 2004.

   (3) Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned for the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $81,206 for year ended December 31, 2003.

  NORTHWOODS CENTER

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from four years to 20 years, as of December 31, 2003, are as follows:

Year
2004	$1,104,172
2005	1,405,893
2006	1,438,591
2007	1,446,935
2008	1,388,421
Thereafter	5,189,216

$11,973,228

  (4) Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, insurance and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Oswego Commons ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Oswego Commons for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois
  December 8, 2004

  OSWEGO COMMONS

  Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)
	For the nine months ended	For the year ended
	September 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$2,013,952	$1,943,882
Operating expense and real estate tax recoveries	654,718	607,134

Total gross income	2,668,670	2,551,016

Direct operating expenses:
Operating expenses	350,629	327,556
Real estate taxes	307,644	269,449
Insurance	26,697	32,613

Total direct operating expenses	684,970	629,618

Excess of gross income over direct operating expenses	$1,983,700	$1,921,398

  See accompanying notes to historical summary of gross income and direct operating expense.

  OSWEGO COMMONS

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  (1) Business

  Oswego Commons ("the Property") is located in Oswego, Illinois. The Property consists of approximately 186,451 square feet of gross leasable area and was approximately 97% occupied at December 31, 2003. The Property is leased to a total of 18 tenants, of which two tenants account for approximately 60% of base rental revenue for the year ended December 31, 2003. On November 23, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third-party.

   (2) Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the nine months ended September 30, 2004.

   (3) Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. There was no contingent rent earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $112,535 for the year ended December 31, 2003.

  OSWEGO COMMONS

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from three to 18 years, in effect at December 31, 2003, are as follows:

Year
2004	$2,526,561
2005	2,561,597
2006	2,571,681
2007	2,558,120
2008	2,445,179
Thereafter	18,967,101

$31,630,239

  (4) Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Lake Mary Pointe

  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003
  and the nine months ended September 30, 2004 (unaudited)

	For the nine months ended	For the year ended
	September 30, 2004	December 31, 2003
	(unaudited)	(unaudited)
Gross income:
Base rental income	$402,077	$567,542
Operating expense and real estate tax recoveries	59,071	179,588

Total gross income	461,148	747,130

Direct operating expenses:
Operating expenses	52,066	74,065
Real estate taxes	75,265	91,230
Insurance	10,560	12,800

Total direct operating expenses	137,891	178,095

Excess of gross income over direct operating expenses	$323,257	$569,035

  See accompanying notes to historical summary of gross income and direct operating expense.

  Lake Mary Pointe

  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003
  and the nine months ended September 30, 2004 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004, respectively, has been prepared from the operating statements provided by the owners of the property during that period and requires management of Lake Mary Pointe to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003 and the nine months ended September 30, 2004, respectively.

  Publix Center

  Historical Summary of Gross Income and Direct Operating Expenses
  For the period from April 18, 2004 (commencement of operations) to September 30, 2004 (unaudited)

For the period from April 18, 2004 (commencement of operations) to
September 30, 2004
(unaudited)
Gross income:
Base rental income	$226,058
Operating expense and real estate tax recoveries	33,458

Total gross income	259,516

Direct operating expenses:
Operating expenses	65,118
Real estate taxes	64,650
Insurance	25,970

Total direct operating expenses	155,738

Excess of gross income over direct operating expenses	$103,778

  See accompanying notes to historical summary of gross income and direct operating expense.

  Publix Center

  Historical Summary of Gross Income and Direct Operating Expenses
  For the period from April 18, 2004 (commencement of operations) to September 30, 2004 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the period from April 18, 2004 (commencement of operations) to September 30, 2004 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Publix Center to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from April 18, 2004 (commencement of operations) to September 30, 2004.

  Five Forks

  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003
  and the nine months ended September 30, 2004 (unaudited)

	For the nine months ended	For the year ended
	September 30, 2004	December 31, 2003
	(unaudited)	(unaudited)
Gross income:
Base rental income	$493,104	$633,672
Operating expense and real estate tax recoveries	58,221	70,261

Total gross income	551,325	703,933

Direct operating expenses:
Operating expenses	41,158	53,780
Real estate taxes	68,250	81,900
Insurance	7,307	8,768

Total direct operating expenses	116,715	144,448

Excess of gross income over direct operating expenses	$434,610	$559,485

  See accompanying notes to historical summary of gross income and direct operating expense.

  Five Forks

  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003
  and the nine months ended September 30, 2004 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004, respectively, has been prepared from the operating statements provided by the owners of the property during that period and requires management of Five Forks to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003 and the nine months ended September 30, 2004, respectively.

  Gateway Station

  Historical Summary of Gross Income and Direct Operating Expenses
  For the period from June 21, 2004 (commencement of operations) to September 30, 2004 (unaudited)

For the period from June 21, 2004 (commencement of operations) to
September 30, 2004
(unaudited)
Gross income:
Base rental income	$72,431
Operating expense and real estate tax recoveries	16,167

Total gross income	88,598

Direct operating expenses:
Operating expenses	5,665
Real estate taxes	62,000
Insurance	3,376

Total direct operating expenses	71,041

Excess of gross income over direct operating expenses	$17,557

  See accompanying notes to historical summary of gross income and direct operating expense.

  Gateway Station

  Historical Summary of Gross Income and Direct Operating Expenses
  For the period from June 21, 2004 (commencement of operations) to September 30, 2004 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the period from June 21, 2004 (commencement of operations) to September 30, 2004 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Gateway Station to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from June 21, 2004 (commencement of operations) to September 30, 2004.

  Shops at Forest Commons

  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003
  and the nine months ended September 30, 2004 (unaudited)

	For the nine months ended	For the year ended
	September 30, 2004	December 31, 2003
	(unaudited)	(unaudited)
Gross income:
Base rental income	$386,076	$405,451
Operating expense and real estate tax recoveries	124,949	103,538

Total gross income	511,025	508,989

Direct operating expenses:
Operating expenses	76,399	67,720
Real estate taxes	76,670	68,614
Insurance	3,562	10,672

Total direct operating expenses	156,631	147,006

Excess of gross income over direct operating expenses	$354,394	$361,983

  See accompanying notes to historical summary of gross income and direct operating expense.

  Shops at Forest Commons

  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003
  and the nine months ended September 30, 2004 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004, respectively, has been prepared from the operating statements provided by the owners of the property during that period and requires management of Shops at Forest Commons to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003 and the nine months ended September 30, 2004, respectively.

  .

  Report of Independent Registered Public Accounting Firm

  The Board of Directors and Shareholders

  Inland Western Retail Real Estate Trust, Inc.:

  We have audited the consolidated financial statements of Inland Western Retail Real Estate Trust, Inc. (the Company) as listed in the accompanying index. In connection with our audit of the consolidated financial statements, we also have audited the financial statement schedule as listed in the accompanying index. These consolidated financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedule based on our audit.

  We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Inland Western Retail Real Estate Trust, Inc. as of December 31, 2003 and the results of their operations and their cash flows for the period from March 5, 2003 (inception) to December 31, 2003, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

  KPMG LLP

  Chicago, Illinois
  February 13, 2004

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Consolidated Balance Sheet

  December 31, 2003

  Assets

Investment properties:
Land	$36,280,244
Building and other improvements	86,439,670

122,719,914
Less accumulated depreciation	(140,497)

Net investment properties	122,579,417

Cash and cash equivalents	64,381,134
Accounts and rents receivable	1,147,551
Due from affiliates	918,750
Note receivable	7,552,155
Acquired in-place lease intangibles (net of accumulated amortization of $51,773)	8,753,908
Acquired above market lease intangibles (net of accumulated amortization of $5,227)	1,590,446
Loan fees (net of accumulated amortization of $24,835)	1,434,160
Other assets	3,744,642

Total assets	$212,102,163

  See accompanying notes to consolidated financial statements.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Consolidated Balance Sheet
  (continued)

  December 31, 2003

  Liabilities and Stockholder's Equity

Liabilities:
Accounts payable	$505,448
Accrued offering costs due to affiliates	1,369,366
Accrued real estate taxes	1,392,069
Distributions payable	927,539
Security deposits	108,189
Mortgages payable	29,627,000
Line of credit	5,000,000
Prepaid rental and recovery income	104,756
Advances from sponsor	1,202,519
Acquired below market lease intangibles (net of accumulated amortization of $15,386)	5,910,413
Other liabilities	71,927
Due to affiliates	2,154,158

Total liabilities	48,373,384

Stockholders' equity:
Preferred stock, $.001 par value, 10,000,000 shares authorized, none outstanding	-
Common stock, $.001 par value, 250,000,000 shares authorized, 18,737,141 shares issued and outstanding	18,737
Additional paid in capital (net of offering costs of $22,144,814 of which $1,369,366 was paid or accrued to affiliates)	165,168,650
Accumulated distributions in excess of net loss	(1,458,608)

Total stockholders' equity	163,728,779

Commitments and contingencies (Note 11)

Total liabilities and stockholders' equity	$212,102,163

  See accompanying notes to consolidated financial statements.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Consolidated Statement of Operations

  For the period from March 5, 2003 (inception) through December 31, 2003

Income:
Rental income	$606,645
Real estate tax recovery income	95,654
Common area costs recovery income	42,334
Interest income	37,648

Total income	782,281

Expenses:
Professional services	88,058
General and administrative expenses to affiliates	104,259
General and administrative expenses to non-affiliates	127,896
Property operating expenses to affiliates	16,627
Property operating expenses to non-affiliates	30,963
Real estate tax	95,654
Interest	135,735
Depreciation	140,497
Amortization	76,608
Acquisition cost expenses to affiliates	7,563
Acquisition cost expenses to non-affiliates	131,700

Total expenses	955,560

Net loss	$(173,279)

Net loss per common share, basic and diluted	$(.07)

Weighted average number of common shares outstanding, basic and diluted	2,520,986

  See accompanying notes to consolidated financial statements

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Consolidated Statement of Stockholders' Equity

  For the period from March 5, 2003 (inception) to December 31, 2003
	Number of Shares	Common Stock	Additional Paid-in Capital	Accumulated Distributions in excess of Net Income	Total

Balance at March 5, 2003 (inception)	-	-	-	-	-

Net loss	-	-	-	(173,279)	(173,279)
Distributions declared ($.15 per weighted average number of common shares outstanding)	-	-	-	(1,285,329)	(1,285,329)
Proceeds from offering	18,718,092	18,718	187,127,565	-	187,146,283
Offering costs		-	(22,144,814)	-	(22,144,814)
Proceeds from DRP	19,049	19	180,949	-	180,968
Common stock option expense	-	-	4,950	-	4,950

Balance at December 31, 2003	18,737,141	$ 18,737	$ 165,168,650	$ (1,458,608)	$ 163,728,779

  See accompanying notes to consolidated financial statements.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Statement of Cash Flows

  For the period from March 5, 2003 (inception) through December 31, 2003

Cash flows from operations:
Net loss	$(173,279)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	140,497
Amortization	76,608
Amortization on acquired above market leases	5,227
Amortization on acquired below market leases	(15,386)
Stock option expense	4,950
Changes in assets and liabilities:
Accounts and rents receivable	(1,147,551)
Accrued real estate taxes	1,240,567
Accounts payable	306,996
Prepaid rental and recovery income	104,756
Other liabilities	71,927
Security deposits	108,189

Net cash flows provided by operating activities	723,501

Cash flows from investing activities:
Purchase of investment properties	(122,719,914)
Acquired above market leases	(1,595,673)
Acquired in place lease intangibles	(8,805,681)
Acquired below market leases	5,925,799
Other assets	(830,697)
Funding of note receivable	(7,552,155)
Due to affiliates	2,154,158
Net cash flows used in investing activities	(133,424,163)

Cash flows from financing activities:
Proceeds from offering	187,146,283
Proceeds from the DRP	180,968
Payment of offering costs	(20,775,448)
Loan proceeds	29,627,000
Proceeds from unsecured line of credit	5,000,000
Loan fees	(4,022,986)
Distributions paid	(357,790)
Due from affiliates	(918,750)
Advances from sponsor	1,202,519
Net cash flows provided by financing activities	197,081,796

  See accompanying notes to financial statements

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Statement of Cash Flows
  (continued)

  For the period from March 5, 2003 (inception) through December 31, 2003

Net increase in cash and cash equivalents	$64,381,134
Cash and cash equivalents, at beginning of period	-

Cash and cash equivalents, at end of period	$64,381,134

Supplement disclosure of cash flow information:

Cash paid for interest	$135,735

Supplement schedule of non-cash financing activities:

Distributions payable	$927,539

Accrued offering costs payable	$1,369,366

  See accompanying notes to financial statements

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  December 31, 2003

  (1)  Organization

  Inland Western Retail Real Estate Trust, Inc. (the "Company") was formed on March 5, 2003 to acquire and manage a diversified portfolio of real estate, primarily multi-tenant shopping centers. The Advisory Agreement provides for Inland Western Retail Real Estate Advisory Services, Inc. (the "Advisor"), an Affiliate of the Company, to be the Advisor to the Company. On September 15, 2003, the Company commenced an initial public offering of up to 250,000,000 shares of common stock at $10 each and the issuance of 20,000,000 shares at $9.50 each which may be distributed pursuant to the Company's distribution reinvestment program.

  The Company is qualified and has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended, for federal income tax purposes commencing with the tax year ending December 31, 2003. Since the Company qualifies for taxation as a REIT, the Company generally will not be subject to federal income tax to the extent it distributes at least 90% of its REIT taxable income to its stockholders. If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to federal income tax on its taxable income at regular corporate tax rates. Even if the Company qualifies for taxation as a REIT, the Company may be subject to certain state and local taxes on its income and property and federal income and excise taxes on its undistributed income.

  The Company provides the following programs to facilitate investment in the Company's shares and to provide limited liquidity for stockholders.

  The Company allows stockholders who purchase shares in the offering to purchase additional shares from the Company by automatically reinvesting distributions through the distribution reinvestment program ("DRP"), subject to certain share ownership restrictions. Such purchases under the DRP are not be subject to selling commissions or the marketing contribution and due diligence expense allowance, and are made at a price of $9.50 per share.

  The Company will repurchase shares under the share repurchase program ("SRP"), if requested, at least once quarterly on a first-come, first-served basis, subject to certain restrictions. Subject to funds being available, the Company will limit the number of shares repurchased during any calendar year to 5% of the weighted average number of shares outstanding during the prior calendar year. Funding for the SRP will come exclusively from proceeds that the Company receives from the sale of shares under the DRP and such other operating funds, if any, as the Company's board of directors, at its sole discretion, may reserve for this purpose. The board, at its sole discretion, may choose to terminate the share repurchase program after the end of the offering period, or reduce the number of shares purchased under the program, if it determines that the funds allocated to the SRP are needed for other purposes, such as the acquisition, maintenance or repair of properties, or for use in making a declared distribution. A determination by the board to eliminate or reduce the share repurchase program will require the unanimous affirmative vote of the independent directors. As of December 31, 2003, no shares have been repurchased by the Company.

  The accompanying Consolidated Financial Statements include the accounts of the Company, as well as all wholly owned subsidiaries. Wholly owned subsidiaries generally consist of limited liability companies ("LLC's"). The effects of all significant intercompany transactions have been eliminated.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  (continued)

  December 31, 2003

  (2)  Summary of Significant Accounting Policies

  The preparation of the financial statements in conformity with accounting principles generally accepted in the United State of America ("GAAP") requires management of the Company to make estimates and assumptions relating to the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

  Highly liquid investments with a maturity of three months or less when purchased are classified as cash equivalents.

  Costs associated with the offering are deferred and charged against the gross proceeds of the offering upon closing. Formation and organizational costs are expensed as incurred. As of December 31, 2003, $7,500 of organizational costs were expensed.

  The Company applies the fair value method of accounting as prescribed by SFAS No. 123, Accounting for Stock-Based Compensation for its stock options granted. Under this method, the Company will report the value of granted options as a charge against earnings ratably over the vesting period.

  Real estate acquisitions are recorded at costs less accumulated depreciation. Ordinary repairs and maintenance are expensed as incurred.

  Depreciation expense is computed using the straight line method. Building and improvements are depreciated based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements.

  The Company performed an impairment analysis for its long-lived assets in accordance with Statement of Financial Accounting Standards No. 144 ("SFAS 144") to ensure that the investment property's carrying value does not exceed its fair value. The valuation analysis performed by the Company was based upon many factors which require difficult, complex or subjective judgments to be made. Such assumptions include projecting vacancy rates, rental rates, operating expenses, lease terms, tenant financial strength, economy, demographics, property location, capital expenditures and sales value among other assumptions to be made upon valuing each property. This valuation is sensitive to the actual results of any of these uncertain factors, either individually or taken as a whole. Based upon the Company's judgment, no impairment was warranted as of December 31, 2003.

  Tenant improvements are amortized on a straight line basis over the life of the related lease as a component of amortization expense.

  Leasing fees are amortized on a straight-line basis over the life of the related lease.

  Loan fees are amortized on a straight-line basis over the life of the related loans.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  (continued)

  December 31, 2003

  The Company allocates the purchase price of the each acquired investment property between land, building and improvements, acquired above market and below market leases, in-place lease value, customer relationship value, and any assumed financing that is determined to be above or below market terms. The allocation of the purchase price is an area that requires judgment and significant estimates. The Company uses the information contained in the independent appraisal obtained at acquisition as the primary basis for the allocation to land and building and improvements. The aggregate value of intangibles is measured based on the difference between the stated price and the property value as if vacant. The Company determines whether any financing assumed is above or below market based upon comparison to similar financing terms for similar investment properties. The Company also allocates a portion of the purchase price to the estimated acquired in-place lease costs based on estimated lease execution costs for similar leases and we consider various factors including geographic location and size of leased space. The Company also evaluates each acquired lease based upon current market rates at the acquisition date and we consider various factors including geographical location, size and location of leased space within the investment property, tenant profile, and the credit risk of the tenant in determining whether the acquired lease is above or below market lease costs. After an acquired lease is determined to be above or below market lease costs, the Company allocates a portion of the purchase price to such above or below acquired lease costs based upon the present value of the difference between the contractual lease rate and the estimated market rate. The determination of the discount rate used in the present value calculation is based upon the "risk free rate." This discount rate is a significant factor in determining the market valuation which requires our judgment of subjective factors such as market knowledge, economic, demographics, location, visibility, location, age and physical condition of the property.

  The application of SFAS 141 and SFAS 142 resulted in the recognition upon acquisition of additional intangible assets and liabilities relating to the 2003 real estate acquisitions. The portion of the purchase price allocated to acquired above market lease costs and acquired below market lease costs are amortized on a straight line basis over the life of the related lease as an adjustment to rental income. Amortization pertaining to the above market lease costs of $5,227 was applied as a reduction to rental income for the period from March 5, 2003 (inception) to December 31, 2003. Amortization pertaining to the below market lease costs of $15,386 was applied as an increase to rental income for the period from March 5, 2003 (inception) to December 31, 2003. The table below presents the amortization during the next five years related to the acquired above market lease costs and the below market lease costs for properties owned at December 31, 2003:
Amortization of:	2004	2005	2006	2007	2008	Thereafter

Acquired above
market lease costs	(431,185)	(431,185)	(429,043)	(37,016)	(37,016)	(225,001)

Acquired below
market lease costs	582,355	582,355	582,355	561,053	531,230	3,071,065

Net rental income
increase / (decrease)	151,170	151,170	153,312	524,037	494,214	2,846,064

Acquired in place lease
intangibles	963,821	963,821	963,821	963,821	963,821	3,934,803

  The portion of the purchase price allocated to acquired in-place lease intangibles are amortized on a straight line basis over the life of the related lease. We incurred amortization expense pertaining to acquired in-place lease intangibles of $51,773 for the period from March 5, 2003 (inception) to December 31, 2003.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  (continued)

  December 31, 2003

  Rental income is recognized on a straight-line basis over the term of each lease. The difference between rental income earned on a straight-line basis and the cash rent due under the provisions of the lease agreements is recorded as deferred rent receivable and is included as a component of accounts and rents receivable in the accompanying consolidated balance sheets.

  The carrying amount of the Company's debt approximates fair value. The carrying amount of the Company's other financial instruments approximate fair value because of the relatively short maturity of these instruments.

  Staff Accounting Bulletin 101, "Revenue Recognition in Financial Statements" ("SAB 101"), determined that a lessor should defer recognition of contingent rental income (i.e. percentage/excess rent) until the specified target (i.e. breakpoint) that triggers the contingent rental income is achieved. The Company records percentage rental revenue in accordance with the SAB 101.

  (3)  Transactions with Affiliates

  The Advisor contributed $200,000 to the capital of the Company for which it received 20,000 shares of common stock.

  As of December 31, 2003, the Company had incurred $22,144,814 of offering costs. Pursuant to the terms of the offering, the Advisor has guaranteed payment of all public offering expenses (excluding sales commissions and the marketing contribution and the due diligence expense allowance) in excess of 5.5% of the gross proceeds of the offering or all organization and offering expenses (including selling commissions) which together exceed 15% of gross proceeds. As of December 31, 2003, offering costs did not exceed the 5.5% and 15% limitations. The Company anticipates that these costs will not exceed these limitations upon completion of the offering.

  Certain compensation and fees payable to the Advisor for services to be provided to the Company are limited to maximum amounts.
Nonsubordinated payments:

Offering stage:

Selling commissions	7.5% of the sale price for each share

Marketing contribution	3.0% of the gross offering proceeds
and due diligence
allowance

Reimbursable expenses	We will reimburse our sponsor for actual costs incurred, on our
and other expenses of	behalf, in connection with the offering
issuance

Acquisition stage:

Acquisition expenses	We will reimburse an affiliate of our Advisor for costs incurred, on our behalf, in connection with the acquisition of properties

  Inland Western Retail Real Estate Trust, Inc.

  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  (continued)

  December 31, 2003
Operational stage:

Property management fee	4.5% of the gross income from the properties.
This fee terminates upon a	(cannot exceed 90% of the fee which would be payable to
business combination with the	an unrelated third party)
property management company.

Loan servicing fee	.03% of the total principal amount of the loans being serviced
For each full year, up to the first $100 million and a lesser percentage on a sliding scale thereafter

Other property level services	Compensation for these services will not exceed 90% of that which would be paid to any third party for such services

Reimbursable expenses	The compensation and reimbursements to our Advisor and
relating to administrative	its affiliates will be approved by a majority of our directors services

Liquidation stage:

Property disposition fee	Lesser of 3% of sales price or 50% of the customary
This fee terminates upon a	commission which would be paid to a third party
business combination with
the Advisor
Subordinated payments:

Operational stage:

Advisor asset management fee	Not more than 1% per annum of our average assets;
This fee terminates upon a	Subordinated to a non-cumulative, non-compounded return,
business combination with	equal to 6% per annum
the Advisor

Liquidation stage:

Incentive advisory fee	After the stockholders have first received a 10% cumulative,
This fee terminates upon a	non-compounded return per year and a return of their net investment,
business combination with	an incentive advisory fee equal to 15% on net proceeds
the Advisor	from the sale of a property will be paid to the Advisor

  On October 31, 2003, the Company acquired an existing shopping center known as The Shops at Park Place through the purchase of all of the membership interests of the general partner and the membership interests of the limited partner of the limited partnership holding title to this property. The center contains approximately 116,300 gross leasable square feet and is located in Plano, Texas. An affiliate of our Advisor, Inland Park Place Limited Partnership, acquired this property on September 30, 2003 from CDG Park Place LLC, an unaffiliated third party for $23,868,000. Inland Park Place Limited Partnership agreed to sell this property to the Company when sufficient funds from the sale of shares to acquire

  Inland Western Retail Real Estate Trust, Inc.
  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

   (continued)

  December 31, 2003

  this property were raised. Inland Park Place Limited Partnership agreed to sell this property to the Company for the price the affiliate paid to the unaffiliated third party, plus any actual costs incurred. The Company's board of directors unanimously approved acquiring this property, including a unanimous vote of the independent directors. The total acquisition cost to the Company was $24,000,000, which included $132,000 of costs incurred by the affiliate.

  The Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of the Advisor and its affiliates relating to the offering. In addition, an affiliate of the Advisor is entitled to receive selling commissions, and the marketing contribution and due diligence expense allowance from the Company in connection with the offering. Such costs are offset against the Stockholders' equity accounts. Such costs totaled $16,859,779 for the period from March 5, 2003 (inception) to December 31, 2003, of which $1,369,366 was unpaid at December 31, 2003.

  The Advisor and its affiliates are entitled to reimbursement for general and administrative costs of the Advisor and its affiliates relating to our administration. Such costs are included in general and administrative expenses to affiliates, professional services to affiliates, and acquisition cost expenses to affiliates, in addition to costs that were capitalized pertaining to property acquisitions. During the period from March 5, 2003 (inception) to December 31, 2003, the Company incurred $194,017 of these costs, of which $40,703 remained unpaid as of December 31, 2003.

  An affiliate of the Advisor provides loan servicing to the Company for an annual fee. The agreement allows for annual fees totaling .05% of the first $100,000,000 in mortgage balance outstanding and .03% of the remaining mortgage balance, payable monthly. Such fees totaled $328 in the period from March 5, 2003 (inception) to December 31, 2003.

  The Company used the services of an affiliate of the Advisor to facilitate the mortgage financing that the Company obtained on some of the properties purchased. Such costs are capitalized as loan fees and amortized over the respective loan term. During the period from March 5, 2003 (inception) to December 31, 2003, the Company paid loan fees totaling $59,523 to this affiliate.

  The property managers, entities owned principally by individuals who are affiliates of the Advisor, are entitled to receive property management fees totaling 4.5% of gross operating income, for management and leasing services. The Company incurred and paid property management fees of $16,627 for the period from March 5, 2003 (inception) to December 31, 2003. None remained unpaid as of December 31, 2003.

  The Company established a discount stock purchase policy for affiliates of the Company and the Advisor that enables the affiliates to purchase shares of common stock at a discount at either $8.95 or $9.50 per share depending when the shares are purchased. The Company sold 59,497 shares to affiliates and recognized an expense related to these discounts of $62,472 for the period from March 5, 2003 (inception) to December 31, 2003.

  As of December 31, 2003 the Company was due funds from affiliates in the amount of $918,750 which is comprised of $73,750 due from an affiliate for costs paid on their behalf by the Company and $845,000 which is due from the sponsor for reimbursement of December distributions paid in January by the Company. The sponsor has agreed to advance funds to the Company for distributions paid to our shareholders until funds from operations are adequate to cover the distributions. As of December 31, 2003 the Company owed funds to the sponsor in the amount of $1,202,517 for repayment of these funds.

  As of December 31, 2003 the Company owed funds to an affiliate in the amount of $2,154,158 for the reimbursement of costs paid by the affiliate on behalf of the Company.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  (continued)

  December 31, 2003

  (3)  Stock Option Plan

  The Company has adopted an Independent Director Stock Option Plan which, subject to certain conditions, provides for the grant to each independent director of an option to acquire 3,000 shares following their becoming a director and for the grant of additional options to acquire 500 shares on the date of each annual stockholders' meeting. The options for the initial 3,000 shares are exercisable as follows: 1,000 shares on the date of grant and 1,000 shares on each of the first and second anniversaries of the date of grant. The subsequent options will be exercisable on the second anniversary of the date of grant. The initial options will be exercisable at $8.95 per share. The subsequent options will be exercisable at the fair market value of a share on the last business day preceding the annual meeting of stockholders. As of December 31, 2003, we have issued 3,000 options to acquire shares to each of our independent directors, for a total of 15,000 options, of which none have been exercised or expired.

  The per share weighted average fair value of options granted was $0.60 on the date of the grant using the Black Scholes option-pricing model with the following assumptions: expected dividend yield of 8%, risk free interest rate of 2.0%, expected life of five years and expected volatility rate of 18.0%. The Company has recorded $3,000 as expense for the 5,000 options (1,000 options per director) vesting upon the date of grant as of December 31, 2003 and will record the remaining $6,000 in expense ratably over the remaining two-year vesting period.

  (4)  New Accounting Pronouncements

  In January 2003, FASB issued Interpretation 46, Consolidation of Variable Interest Entities or Interpretation 46, which addresses the consolidation of certain entities in which a company has a controlling financial interest through means other than voting rights. This interpretation was revised in December 2003. For calendar year companies, Interpretation 46 contains an effective date of December 31, 2003 for special purpose entities and periods ending after March 15, 2004 for all other entities. The Company does not own interests in special purpose entities and management does not believe that the adoption of Interpretation 46 will have a material impact on the Company's financial statements.

  On May 15, 2003, the Financial Accounting Standards Board issued Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity. The Statement requires issuers to classify as liabilities (or assets in some circumstances) three classes of freestanding financial instruments that embody obligations for the issuer. Generally, the Statement is effective for financial instruments entered into or modified after May 31, 2003 and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. The Company adopted the provisions of the Statement on July 1, 2003.

  The Company did not enter into any financial instruments within the scope of the Statement during the period from March 5, 2003 (inception) to December 31, 2003. To the extent stockholders request shares to be repurchased by the Company under the Share Repurchase Program, the Company's obligation to repurchase such shares will be classified as a liability at the redemption amount at the date documentation is complete and accepted by the Company in accordance with the plan documents.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  (continued)

  December 31, 2003

  (5) Leases

  Minimum lease payments to be received in the future under operating leases, assuming no expiring leases are renewed, are as follows:

Minimum Lease
Payments
2004	$10,053,640
2005	9,758,805
2006	9,684,354
2007	9,273,557
2008	9,033,324
Thereafter	78,836,462
Total	$126,640,142

  The remaining lease terms range from one year to 56 years. Pursuant to the lease agreements, tenants of the property are required to reimburse the Company for some or all of their pro rata share of the real estate taxes, operating expenses and management fees of the properties. Such amounts are included in additional rental income.

  (6) Note Receivable

  The note receivable balance of $7,552,155 as of December 31 2003 consists of an installment note from Fourth Quarter Properties XIV, LLC (Fourth) that matures on January 15, 2004. This installment note is secured by a 49% interest in Fourth, which owns the remaining portion of the Newnan Crossing shopping center and is also guaranteed personally by the owner of Fourth. Interest only at a rate of 7.6192% per annum is due on the note.

  The installment note was advanced to Fourth in contemplation of the Company purchasing the remaining portions of Newnan Crossing. The Company did not call the note on January 15, 2004 and subsequently purchased the property on February 13, 2004 at which time the note was paid in full by Fourth.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  (continued)

  December 31, 2003

  (7) Mortgages Payable

  Mortgages payable consist of the following at December 31, 2003:
			Balance at
	Interest	Maturity	December 31,
Fixed Rate Mortgages Payable	Rate at	Date	2003

Property as collateral:

Darien Commons	4.65%	06/01/10	$ 16,500,000
Park Place	4.71%	11/01/08	13,127,000
Total Fixed Rate Mortgages Payable			$ 29,627,000

  The following table shows the mortgage debt maturing during the next five years as of December 31, 2003.
2004	$-
2005	-
2006	-
2007	-
2008	13,127,000
Thereafter	16,500,000

$29,627,000

  All of the Company's mortgage loans require monthly payments of interest only. The fixed-rate loans may be prepaid with a penalty after specific lockout periods.

  On February 9, 2004, the Company entered into a rate lock agreement with Bear Stearns and paid a rate lock deposit of $1,200,000 to lock the interest rate at 4.372% for a period of 90 days on $60,000,000. The rate lock was entered into to secure the interest rate on mortgage debt to be identified as debt is placed on properties the Company currently owns or will acquire in the future.

  (8)  Line of Credit

  On December 24, 2003, the Company entered into a $150,000,000 unsecured line of credit arrangement with KeyBank N.A. for a period of one year. The funds from this line of credit will be used to provide liquidity from the time a property is purchased until permanent debt is place on the property. The Company is required to pay interest only on the outstanding balance from time to time under the line at the rate equal to LIBOR plus 175 basis points. The Company is also required to pay, on a quarterly basis, an amount ranging from .15% to .30%, per annum, on the average daily undrawn funds remaining under this line. The line of credit requires compliance with certain covenants, such as debt service rations, minimum net worth requirements, distribution limitations and investment restrictions. As of December 31, 2003, the Company was in compliance with such covenants. In connection with obtaining this line of credit, the Company paid fees in an amount totaling approximately $1,044,000 (which includes a .65% commitment fee). The outstanding balance on the line of credit was $5,000,000 as of December 31, 2003 with an effective interest rate of 2.9375% per annum.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  (continued)

  December 31, 2003

  (9)  Segment Reporting

  The Company owns and seeks to acquire multi-tenant shopping centers primarily in the western United States. All of the Company's shopping centers are currently located in Connecticut, Georgia, Illinois, Indiana, North Carolina, Oklahoma, and Texas. The Company's shopping centers are typically anchored by grocery and drugstores complemented with additional stores providing a wide range of other goods and services to shoppers.

  The Company assesses and measures operating results on an individual property basis for each of its properties based on net property operations. Since all of the Company's properties exhibit highly similar economic characteristics, cater to the day-to-day living needs of their respective surrounding communities, and offer similar degrees of risk and opportunities for growth, the properties have been aggregated and reported as one operating segment.

  Net property operations are summarized in the following table for the period from March 5, 2003 (inception) to December 31, 2003, and a reconciliation to net loss.
Property rental and additional rental income	$744,633
Total property operating expenses	(143,244)
Mortgage interest	(132,471)

Net property operations	468,918

Interest income	37,648
Less non-property expenses:
Professional services	(88,058)

General and administrative expenses	(235,419)
Acquisition cost expenses	(139,263)
Depreciation and amortization	(217,105)

Net loss	$(173,279)

  The following table summarizes property asset information as of December 31, 2003.
Total assets:
Shopping centers	$142,804,128
Non-segment assets	69,298,035

$212,102,163

  The Company does not derive any of it's consolidated revenue from foreign countries and does not have any major customer that individually account for 10% or more of the Company's consolidated revenues

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  (continued)

  December 31, 2003

  (10)  Earnings (loss) per Share

  Basic and diluted earnings (loss) per share ("EPS") is computed by dividing income by the weighted average number of common shares outstanding for the period (the "common shares"). As a result of the net loss incurred in 2003, diluted weighted average shares outstanding do not give effect to common stock equivalents as to do so would be anti-dilutive.

  The basic and diluted weighted average number of common shares outstanding were 2,520,986 for the period from March 5, 2003 (inception) to December 31, 2003.

  (11)  Commitments and Contingencies

  On December 10, 2003, in connection with the purchase of Stony Creek Market Place, the Company entered into an earnout agreement with the seller of the property. The earnout agreement stipulates that the seller shall retain the right, for a 48 month period after the date of purchase, to purchase the development and leasing rights to a vacant 50,000 square foot padsite included in the purchase of the property. If the seller develops and leases the padsite within the 48 month period, the Company is required to purchase the seller's interest in the leases based on an agreed upon base rent divider stipulated in the purchase and sale agreement. If the base rent divider should fall above or below certain limits, then the seller and purchaser have certain rights to terminate this agreement.

  On December 31, 2003, in connection with the purchase of Pavilion at King's Grant, the purchase and sale contract stipulates that if anytime during the period from January 1, 2004 through December 31, 2007 the tenant, Toys R Us located in the shopping center, should increase their base rent up to a maximum amount of $250,000 and no decrease occurs in their requirement to pay for a certain percentage of expenses at the property, then the Company would be obligated to pay the seller additional funds related to the purchase based on a income capitalization formula stipulated in the purchase and sale agreement. After December 31, 2007 the Company is no longer obligated to pay the seller additional funds.

  As part of the purchase and sale agreement for Newnan Crossing, the Company is obligated to purchase the remaining portion of the shopping center that is currently under construction (approximately 28,000 square feet to be occupied by Linen's N Things) after construction is complete and the tenant has moved in and is paying rent. The purchase price for this portion of the center will be based on an income capitalization formula.

  (12)  Subsequent Events

  The Company issued 12,698,273 shares of common stock from January 1, 2004 through February 13, 2004 in connection with the offering, resulting in gross proceeds of $126,917,854.

  The Company is currently considering acquiring seven properties for an estimated purchase price of $167,000,000. Our decision to acquire each property will generally depend upon no material adverse change occurring relating to the property, the tenants or in the local economic conditions and our receipt of satisfactory due diligence information including appraisals, environmental reports and lease an information prior to purchasing the property.

  The Company has signed an application for an addition of $75,000,000 to the line of credit with Key Bank. Fundings under the line of credit will require interest only payments based on the provisions of the existing line of credit with Key Bank. As of February 13, 2004, the Company's outstanding balance owed on the line of credit is $70,000,000.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Notes to Consolidated Financial Statements
  (continued)

  December 31, 2003

  The Company has acquired the following properties during the period January 1 to February 13, 2004. The respective acquisitions are summarized in the table below.

Date		Year	Approximate Purchase Price	Gross Leasable Area
Acquired	Property	Built	($)	(Sq. Ft.)	Major Tenants

01/06/04	CorWest Plaza New Britain, CT	2000/ 2001	33,000,000	115,011	Stop & Shop CVS Pharmacy Liquor Depot

01/09/04	Hickory Ridge Hickory, NC	1999	41,900,000	310,360	Best Buy Kohl's Marshall's Linens N Things Old Navy Party City Shoe Carnival A.C. Moore

01/14/04	Larkspur Landing Larkspur, CA	1978/ 2001	61,100,000	173,814	Bed Bath & Beyond 24 Hour Fitness

01/15/04	North Ranch Pavilions Thousand Oaks, CA	1992	18,468,000	62,812	Bank of America

01/20/04	Metro Square Center Severn, MD	1999	11,031,000	61,817	Shoppers Food Warehouse

01/21/04	La Plaza Del Norte San Antonia, TX	1996/ 1999	59,100,000	320,362	Best Buy Bealls Ross Stores Office Max Oshman's Superstores Cost Plus DSW Shoe Warehouse David's Bridal Petco

02/05/04	MacArthur Crossing Los Colinas, TX	1995/ 1996	23,100,000	110,975	Stein Mart

02/13/04	Promenade at Red Cliff St. George, UT	1999/ 1998	19,618,000	94,936	Old Navy Staples Big 5 Sporting Goods

02/13/04	Newnan Crossing, Phase II Newnan, GA	1997	22,362,000	153,798	TJ Maxx Office Depot Old Navy Michaels Party City

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Notes to Consolidated Financial Statements
  (continued)

  December 31, 2003

  The mortgage debt and financings obtained subsequent to December 31, 2003, are detailed in the list below.

Date Funded	Mortgage Payable	Annual Interest Rate	Maturity Date	Principal Borrowed ($)

2/04/04	La Plaza Del Norte San Antonio, TX	4.61%	03/01/10	32,528,000

1/30/04	Larkspur Landing Larkspur, CA	4.45%	02/01/09	33,630,000

1/28/04	Shaw's - New Britain (A) New Britain, CT	4.684%	11/01/33	6,450,000

1/21/04	Hickory Ridge Hickory, NC	4.531%	02/01/09	23,650,000

1/07/04	Cor West Plaza New Britain, CT	4.56%	02/01/09	18,150,000

1/05/04	Stony Creek Marketplace Noblesville, IN	4.77%	01/01/11	14,162,000

    In connection with the financing of Shaw's - New Britain on January 28, 2004, the Park Place mortgage debt was modified to be cross-collateralized with the Shaw's - New Britain mortgage debt. All other terms of the Park Place debt generally remained the same.

  (13) Supplemental Financial Information (unaudited)

  The following represents the results of operations, for the each quarterly period, during 2003.
	2003
	Dec. 31	Sept. 30	June 30	March 31

Total income	$782,281	-	-	-
Net loss	(123,235)	(32,794)	(9,750)	(7,500)

Net loss, per common share, basic and diluted:	(.01)	(1.64)	(.49)	(.38)

Weighted average number of common shares outstanding, basic and diluted	8,319,975	20,000	20,000	20,000

  Inland Western Retail Real Estate Trust, Inc.
  (A Maryland Corporation)

  Schedule III

  Real Estate and Accumulated Depreciation

  December 31, 2003
Initial Costs (A)	Gross amount at which carried at end of period

			Buildings	Adjustments		Buildings		Accumulated
			And	to		And		Depreciation	Date	Date
	Encumbrance	Land	Improvements	Basis	Land	Improvements	Total (C)	(D)	Constructed	Acquired

Darien Commons	16,500,000	7,000,000	22,468,408	-	7,000,000	22,468,408	29,468,408	56,280	1994	12/03

Eckerd Drug Store - Edmund	-	975,000	2,400,249	-	975,000	2,400,249	3,375,249	-	2003	12/03

Eckerd Drug Store - Norman	-	932,000	4,369,730	-	932,000	4,369,730	5,301,730	-	2003	12/03

Newnan Crossing	-	4,542,244	12,188,579	-	4,542,244	12,188,579	16,730,823	84,217	1999	12/03

Park Place	13,127,000	9,096,000	13,174,867	-	9,096,000	13,174,867	22,270,867	-	2001	10/03

Pavilion at King's Grant	-	4,300,000	2,741,212	-	4,300,000	2,741,212	7,041,212	-	2002/2003	12/03

Shaw's Supermarket	-	2,700,000	11,532,191	-	2,700,000	11,532,191	14,232,191	-	1995	12/03

Stony Creek Market Place	-	6,735,000	17,564,434	-	6,735,000	17,564,434	24,299,434	-	2003	12/03	85,588,073	36,280,244	85,447,576	121,727,820	140,497

Total:	$ 29,627,000	$ 36,280,244	$ 86,439,670	-	$ 36,280,244	$ 86,439,670	$122,719,914	$ 140,497

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Schedule III (continued)
  Real Estate and Accumulated Depreciation

  December 31, 2003

  Notes:

    The initial cost to the Company represents the original purchase price of the property, including amounts incurred subsequent to acquisition which were contemplated at the time the property was acquired.

    The aggregate cost of real estate owned at December 31, 2003 for Federal income tax purposes was approximately $127,195,000 (unaudited).

    Reconciliation of real estate owned:

Balance at March 5, 2003 (inception)	$-
Purchases of property	127,195,469
Acquired in-place lease intangibles	(8,805,681)
Acquired above market lease intangibles	(1,595,673)
Acquired below below market lease intangibles	5,925,799

Balance at December 31, 2003	$122,719,914

    Reconciliation of accumulated depreciation:

Balance at March 5, 2003 (inception)	$-
Depreciation expense	140,497

Balance at December 31, 2003	$140,497